EVALUATION OF THE P&NG RESERVES

OF

TAG OIL LTD.

IN THE CHEAL AREA OF NEW ZEALAND

(As of April 30, 2006)

Geological and Petroleum Engineering Consultants

Suite 900, North Tower, Sun Life Plaza, 140 – 4th Avenue S.W.
Calgary, Alberta, Canada T2P 3N3
Tel: (403) 294-5500 Fax: (403) 294-5590 Fax: (403) 294-5580

Copies:	TAG Oil Ltd. (5 copies)
Sproule International Limited (1 copy)
Electronic (5)

Project No.:	3129.70367

Prepared For:	TAG Oil Ltd.

Authors:	Greg D. Robinson, P.Eng., Project Leader
Douglas J. Carsted, P.Geol.

Exclusivity:	This report has been prepared for the exclusive use of TAG Oil Ltd., and shall not be reproduced, distributed, or made available to any other company or person, regulatory body, or organization without the knowledge and written consent of Sproule International Limited, and without the complete contents of the report.

Table of Contents — Page 1

Table of Contents

Introduction

Field Operations
Historical Data, Interests and Burdens
Evaluation Standards
Evaluation Procedures
Evaluation Results
BOE Cautionary Statement
Forward-Looking Statements
Exclusivity
Certification
Permit to Practice
Certificates

Summary

Table S-1	Summary of the Evaluation of the P&NG Reserves
of TAG Oil Ltd. in the Cheal Area of New Zealand
(As of April 30, 2006),
After Income Tax

Table S-1A	Summary of the Evaluation of the P&NG Reserves
of TAG Oil Ltd. in the Cheal Area of New Zealand
(As of April 30, 2006),
Before Income Tax

Table S-2	Summary of Price Forecasts
(Effective April 30, 2006)

Table S-3	Summary of Reserves and Net Present Values
Total Proved Plus Probable Plus Possible Reserves —
Before and After Income Taxes

Table S-3A	Summary of Reserves and Net Present Values
Total Proved Plus Probable Reserves —
Before and After Income Taxes

Table of Contents — Page 2

Table S-3B	Summary of Reserves and Net Present Values
Total Proved Undeveloped Reserves —
Before and After Income Taxes

Table S-3C	Summary of Reserves and Net Present Values
Total Probable Undeveloped Reserves —
Before and After Income Taxes

Table S-3D	Summary of Reserves and Net Present Values
Total Possible Undeveloped Reserves —
Before and After Income Taxes

Figure S-1	Map of New Zealand Highlighting Petroleum
Exploration Permit (PEP) 38738

Figure S-2	Daily Company Gross Barrels of Oil Equivalent
(BOE) Forecast

Figure S-3	Annual Cash Flow (After Income Tax)

Figure S-4	Net Present Values (After Income Tax)

Discussion

Geology
Reserves and Production Forecasts
Pricing
Operating and Capital Costs
Royalties
Taxes
Net Present Values

Table 1	Cheal, New Zealand, Volumetric Reservoir Data
And Estimates of Reserves

Table 2	Cheal, New Zealand, Estimates of Reserves
and Net Present Values

Table 3	Cheal, New Zealand, Forecasts of Production
and Net Revenue

Table of Contents — Page 3

Constant Prices and Costs

Table C-1	Summary of the Evaluation of the P&NG Reserves
of TAG Oil Ltd. in the Cheal Area of New Zealand
(As of April 30, 2006),
Constant Prices and Costs, After Income Tax

Table C-1A	Summary of the Evaluation of the P&NG Reserves
of TAG Oil Ltd. in the Cheal Area of New Zealand
(As of April 30, 2006),
Constant Prices and Costs, Before Income Tax

Table C-2	Forecasts of Production and Net Revenue
Constant Prices and Costs

National Instrument 51-101

Forecast Prices and Costs
Constant Prices and Costs

Form 51-101F2

Table 1	Summary of Oil and Gas Reserves,
as of April 30, 2006 —
Forecast Prices and Costs

Table 2	Summary of Net Present Values
of Future Net Revenue,
as of April 30, 2006 —
Forecast Prices and Costs

Table 3	Total Future Net Revenue (Undiscounted),
as of April 30, 2006 —
Forecast Prices and Costs

Table 4	Net Present Value of Future Net
Revenue by Production Group,
as of April 30, 2006 —

Table of Contents — Page 4

Forecast Prices and Costs

Table 5	Summary of Pricing and Inflation Rate
Assumptions, as of April 30, 2006 —
Forecast Prices and Costs

Table 6	Summary of Oil and Gas Reserves
as of April 30, 2006 —
Constant Prices and Costs

Table 7	Summary of Net Present Values of
Future Net Revenue,
as of April 30, 2006 —
Constant Prices and Costs

Table 8	Total Future Net Revenue (Undiscounted),
as of April 30, 2006 —
Constant Prices and Costs

Table 9	Net Present Value of Future Net
Revenue by Production Group,
as of April 30, 2006 —
Constant Prices and Costs

Table 10	Summary of Pricing
Assumptions as of April 30, 2006 —
Constant Prices and Costs

Figures

Figure 1	Map of New Zealand highlighting
Petroleum Exploration Permit (PEP) 38738

Figure 2	Cheal Field – Mt. Messenger Time Structure

Figure 3	Cheal Oil Field – Mt. Messenger DSU Reserve Assignment

Figure 4 to 7	Production Curves

Table of Contents — Page 5

Appendices

Appendix A	Definitions
Appendix B	Abbreviations

Introduction — Page 1

Introduction

This report was prepared by Sproule International Limited (“Sproule”) at the request of Mr. Drew Cadenhead, President and Chief Executive Officer, TAG Oil Ltd. TAG Oil Ltd. is hereinafter referred to as "the Company." The effective date of this report is April 30, 2006, and it consists of an evaluation of the P&NG reserves associated with the Company's interest in the Cheal Field, New Zealand. This report was prepared in May 2006 for the Company’s corporate purposes.

Field Operations

In the preparation of this evaluation, a field inspection of the properties was not performed by Sproule. The relevant engineering data were made available by the Company or obtained from public sources and the non-confidential files at Sproule. No material information regarding the reserves evaluation would have been obtained by an on-site visit.

Historical Data, Interests and Burdens

1.

The operator of the property, Austral-Pacific Energy Limited, has provided data on behalf of the Company. All historical production, well data, revenue and expense data, product prices actually received, and other data that were obtained from the operator of the property or from public sources were accepted as represented, without any further investigation by Sproule.

2.

Property descriptions and details of interests held, as supplied by the Company, were accepted as represented. No investigation was made into either the legal titles held or any operating agreements in place relating to the subject properties.

3.	Lessor and overriding royalties and other burdens were obtained from the Company. No further investigation was undertaken by Sproule.

Evaluation Standards

This report has been prepared by Sproule using current geological and engineering knowledge, techniques and computer software. It has been prepared within the Code of Ethics of the Association of Professional Engineers, Geologists and Geophysicists of Alberta (“APEGGA”).

Introduction — Page 2

This report adheres in all material aspects to the “best practices” recommended in the COGE Handbook, which are in accordance with principles and definitions established by the Calgary Chapter of the Society of Petroleum Evaluation Engineers. The COGE Handbook is incorporated by reference in National Instrument 51-101.

Evaluation Procedures

1.	The operator, on behalf of the Company, provided Sproule with recent revenue statements to determine certain economic parameters.

2.	The forecasts of product prices used in this evaluation were based on Sproule’s April 30, 2006 price forecasts.

3.	Well abandonment and disconnect costs were included in this report at the entity level for wells which have reserves assigned. No allowances for reclamation or salvage values were made.

Evaluation Results

1.

The accuracy of reserves estimates and associated economic analysis is, in part, a function of the quality and quantity of available data and of engineering and geological interpretation and judgment. Given the data provided at the time this report was prepared, the estimates presented herein are considered reasonable. However, they should be accepted with the understanding that reservoir and financial performance subsequent to the date of the estimates may necessitate revision. These revisions may be material.

2.

The net present values of the reserves presented in this report simply represent discounted future cash flow values at several discount rates. Though net present values form an integral part of fair market value estimations, without consideration for other economic criteria, they are not to be construed as Sproule’s opinion of fair market value.

3.

The dollar values presented throughout the report are in United States dollars, unless otherwise stated. An exchange rate of 0.6364 United States dollars per New Zealand dollar was used to convert budget information supplied by the Company. This rate was based on the exchange rate for April 28, 2006, as obtained from the Bank of Canada website.

4.	Due to rounding, certain totals may not be consistent from one presentation to the next.

Introduction — Page 3

BOE Cautionary Statement

BOE’s (or ‘McfGE’s’ or other applicable units of equivalency) may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf:1bbl (or ‘An McfGE conversion ratio of 1 bbl:6 Mcf’) is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Forward-Looking Statements

This report may contain forward-looking statements including expectations of future production revenues and capital expenditures. Information concerning reserves may also be deemed to be forward-looking as estimates involve the implied assessment that the reserves described can be profitably produced in future. These statements are based on current expectations that involve a number of risks and uncertainties, which could cause actual results to differ from those anticipated. These risks include, but are not limited to: the underlying risks of the oil and gas industry (i.e., operational risks in development, exploration and production; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the uncertainty of reserves estimations; the uncertainty of estimates and projections relating to production; costs and expenses, and health, safety and environmental factors), commodity price and exchange rate fluctuation.

Exclusivity

This report has been prepared for the exclusive use of TAG Oil Ltd., and shall not be reproduced, distributed, or made available to any other company or person, regulatory body, or organization without the knowledge and written consent of Sproule International Limited, and without the complete contents of the report.

Introduction — Page 4

Introduction — Page 5

Introduction — Page 6

Certificate

Greg D. Robinson, B.Sc., P.Eng.

I, Greg D. Robinson, Manager, Engineering, and Associate at Sproule International Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1. I hold the following degree:
   a. B.Sc. Civil Engineering (1978) University of Manitoba, Winnipeg MB, Canada

2. I am a registered professional:
   a. Professional Engineer (P.Eng.) Province of Alberta, Canada

3. I am a member of the following professional organizations:
   a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)
   b. Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)
   c. Society of Petroleum Engineers (SPE)
   d. Society of Petroleum Evaluation Engineers (SPEE)

4. I am a qualified evaluator and auditor as defined in National Instrument 51-101.

5. My contribution to the report entitled "Evaluation of the P&NG Reserves of TAG Oil Ltd. in the Cheal Area of New Zealand (As of April 30, 2006)" is based on my engineering knowledge and the data provided to me by the Company, by the operator on behalf of the Company, from public sources, and from the non-confidential files of Sproule International Limited. I did not undertake a field inspection of the properties.

6. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of TAG Oil Ltd.

Greg D. Robinson, P.Eng.

Introduction — Page 7

Certificate

Douglas J. Carsted, B.Sc., P.Geol.

I, Douglas J. Carsted, Manager, Geoscience, and Associate at Sproule International Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1. I hold the following degrees:
   a. B.Sc. (Honours) Geology (1982) University of Manitoba, Winnipeg MB, Canada
   b. B.Sc. Chemistry (1979) University of Winnipeg, Winnipeg MB, Canada

2. I am a registered professional:
   a. Professional Geologist (P.Geol.) Province of Alberta, Canada

3. I am a member of the following professional organizations:
   a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)
   b. Canadian Society of Petroleum Geologists (CSPG)
   c. American Association of Petroleum Geologists (AAPG)
   d. Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)
   e. Canadian Well Logging Society (CWLS)
   f. Indonesian Petroleum Association, Professional Division (IPA)

4. I am a qualified evaluator and auditor as defined in National Instrument 51-101.

5. My contribution to the report entitled "Evaluation of the P&NG Reserves of TAG Oil Ltd. in the Cheal Area of New Zealand (As of April 30, 2006)" is based on my geological knowledge and the data provided to me by the Company, by the operator on behalf of the Company, from public sources, and from the non-confidential files of Sproule International Limited. I did not undertake a field inspection of the properties.

6. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of TAG Oil Ltd.

Douglas J. Carsted, P.Geol.

Introduction — Page 8

Certificate

Ken H. Crowther, B.S., P.Eng.

I, Ken H. Crowther, President and Director of Sproule International Limited, 900, 140 Fourth Ave SW, Calgary, Alberta, declare the following:

1. I hold the following degree:
   a. B.S. (Honours) Petroleum Engineering (1972) University of Wyoming, Laramie WY, USA

2. I am a registered professional:
   a. Professional Engineer (P.Eng.) Province of Alberta, Canada

3. I am a member of the following professional organizations:
   a. Association of Professional Engineers, Geologists and Geophysicists of Alberta (APEGGA)
   b. Petroleum Society of the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)
   c. Society of Petroleum Engineers (SPE)
   d. Society of Petroleum Evaluation Engineers (SPEE)

4. I am a qualified evaluator and auditor as defined in National Instrument 51-101.

5. My contribution to the report entitled "Evaluation of the P&NG Reserves of TAG Oil Ltd. in the Cheal Area of New Zealand (As of April 30, 2006)" is based on my engineering knowledge and the data provided to me by the Company, by the operator on behalf of the Company, from public sources, and from the non-confidential files of Sproule International Limited. I did not undertake a field inspection of the properties.

6. I have no interest, direct or indirect, nor do I expect to receive any interest, direct or indirect, in the properties described in the above-named report or in the securities of TAG Oil Ltd.

Ken H. Crowther, P.Eng.

Summary— Page 1

Summary

Tables S-1 and S-1A, on the following pages, summarize our evaluation of the P&NG reserves associated with the Company’s interest in the Cheal Field of New Zealand, after and before New Zealand income taxes. The effective date of the evaluation is April 30, 2006.

Oil and solution gas reserves were assigned to the Mt. Messenger Formation in the Cheal-A3X and A4 wells and five undrilled locations. The reserves were estimated deterministically for the proved (1P), proved plus probable (2P) and proved plus probable plus possible (3P) reserves categories. The oil reserves are presented in thousands of barrels, at stock tank conditions. The pipeline gas reserves are presented in millions of cubic feet, at base conditions of 14.65 psia and 60 degrees Fahrenheit.

The reserves definitions and ownership classification used in this evaluation are in accordance with the standards defined by COGEH reserves definitions and are consistent with NI 51-101.

The net present values of the reserves are presented in thousands of United States dollars, and are based on annual projections of net revenue, which were discounted at various rates using the mid-period discounting method.

A map showing the location of the Company’s Petroleum Exploration Permit encompassing the Cheal property is included as Figure S-1.

The price forecasts that formed the basis for the revenue projections in the evaluation were based on Sproule’s April 30, 2006 pricing model. Table S-2 presents a summary of the forecasts used.

Operating and capital costs were escalated at 2.5 percent per year to 2009 and at 1.5 percent per year thereafter.

Well abandonment and disconnect costs were included in this report for wells which have reserves assigned. No allowances for reclamation or salvage values were made.

The Company has provided us with their outstanding New Zealand tax pools. Canadian income taxes have not been considered in this report.

Summary forecasts of production and cash flow for the various reserves categories are included as Tables S-3 through S-3D.

Figures S-2 through S-4 present the results of our evaluation in graphical form.

Table: S-1

TAG OIL LTD.
Summary of the Evaluation of the Company's P&NG Reserves
In the Cheal Area of New Zealand
(As of April 30, 2006)
	Remaining Reserves			Net Present Values
		Company		After Income Taxes (M$US)
	Gross	Gross	Net	At 0%	At 5.0%	At 10.0%	At 15.0%
Light/Medium Oil (Mbbl)
Proved Undeveloped	1,417.0	432.2	371.9	6,772	5,290	4,185	3,340
Total Proved	1,417.0	432.2	371.9	6,772	5,290	4,185	3,340
Total Probable	1,603.0	488.9	406.3	9,501	7,009	5,374	4,250
Total Possible	1,385.5	422.6	350.4	8,901	6,287	4,720	3,711
Total	4,405.5	1,343.7	1,128.7	25,174	18,586	14,279	11,302
Solution Gas (MMcf) - values included with lt/med oil -
Proved Undeveloped	1,036	316	272
Total Proved	1,036	316	272
Total Probable	1,362	415	346
Total Possible	1,242	379	315
Total	3,640	1,110	933
Corporate
Proved Undeveloped				720	680	644	612
Total Proved				720	680	644	612
Total				720	680	644	612
GRAND TOTAL (Mboe)
Proved Undeveloped	1,589.7	484.8	417.3	7,492	5,970	4,830	3,952
Total Proved	1,589.7	484.8	417.3	7,492	5,970	4,830	3,952
Total Probable	1,830.0	558.2	464.0	9,501	7,009	5,374	4,250
Total Possible	1,592.5	485.7	402.9	8,901	6,287	4,720	3,711
Total	5,012.2	1,528.7	1,284.2	25,894	19,266	14,923	11,914

Table: S-1A

TAG OIL LTD.
Summary of the Evaluation of the Company's P&NG Reserves
In the Cheal Area of New Zealand
(As of April 30, 2006)
	Remaining Reserves			Net Present Values
		Company		Before Income Taxes (M$US)
	Gross	Gross	Net	At 0%	At 5.0%	At 10.0%	At 15.0%
Light/Medium Oil (Mbbl)
Proved Undeveloped	1,417.0	432.2	371.9	11,658	9,497	7,879	6,633
Total Proved	1,417.0	432.2	371.9	11,658	9,497	7,879	6,633
Total Probable	1,603.0	488.9	406.3	16,259	12,124	9,415	7,552
Total Possible	1,385.5	422.6	350.4	15,123	10,704	8,058	6,356
Total	4,405.5	1,343.7	1,128.7	43,039	32,325	25,351	20,541
Solution Gas (MMcf) - values included with lt/med oil -
Proved Undeveloped	1,036	316	272
Total Proved	1,036	316	272
Total Probable	1,362	415	346
Total Possible	1,242	379	315
Total	3,640	1,110	933
GRAND TOTAL (Mboe)
Proved Undeveloped	1,589.7	484.8	417.3	11,658	9,497	7,879	6,633
Total Proved	1,589.7	484.8	417.3	11,658	9,497	7,879	6,633
Total Probable	1,830.0	558.2	464.0	16,259	12,124	9,415	7,552
Total Possible	1,592.5	485.7	402.9	15,123	10,704	8,058	6,356
Total	5,012.2	1,528.7	1,284.2	43,039	32,325	25,351	20,541

Summary— Page 4

Table S-2 Summary of Price Forecasts (Effective April 30, 2006)

	WTI Cushing[a]	Cheal	Inflation [c]
	Oklahoma	Natural Gas [b]	Rate
Year	($US/bbl)	($US/Mcf)	(%/Year)

Historical
2000	30.30		1.5
2001	25.94		2.0
2002	26.09		2.7
2003	31.14		2.5
2004	41.42		1.3
2005	56.46		1.6

Forecast
2006 (8 mos)	69.81	2.70	2.3
2007	70.56	2.70	2.5
2008	58.59	2.70	2.5
2009	50.19	2.74	2.5
2010	47.76	2.78	1.5
2011	48.48	2.82	1.5
2012	49.20	2.86	1.5
2013	49.94	2.91	1.5
2014	50.69	2.95	1.5
2015	51.45	3.00	1.5
2016	52.22	3.04	1.5
2017	53.01	3.09	1.5
Escalation rate of 1.5% thereafter

Note:

a.	40 degrees API, 0.4% sulphur
b.	Incorporates a heating value of 1,150 Btu’s per scf.
c.	Inflation from 2008 dollars to 2009 dollars is 2.5 percent.

060529 9:34 V4:V060430in06$s 1 sc Base - Esc - Consol TAGO.70367 P01 H4

Table: S-3

Proved + Probable + Possible

TAG OIL LTD.
Base - Esc
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	4405.5	0.0	3640	0	0.0	0.0	0.0	0.0	0.0	0.0	5012.2
Co Int	1343.7	0.0	1110	0	0.0	0.0	0.0	0.0	0.0	0.0	1528.7
Co Net	1128.7	0.0	933	0	0.0	0.0	0.0	0.0	0.0	0.0	1284.2

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	5596	43187	0	147	0	43039	17145	25894
5.0	5400	32382	0	57	0	32325	13058	19266
7.5	5308	28530	0	37	0	28493	11610	16883
10.0	5220	25375	0	23	0	25351	10428	14923
12.5	5136	22754	0	15	0	22739	9449	13291
15.0	5054	20551	0	10	0	20541	8627	11914
20.0	4902	17067	0	4	0	17063	7331	9732
25.0	4760	14451	0	2	0	14449	6359	8090

Reserve Life = 18.6 yrs   Reserve Half Life = 4.5 yrs   BOE Reserve Index = 9.8

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.75	1.00	NPV @10%/BOE($)	16.58	9.76
Return On Investment @10%	4.86	2.86	NPV @15%/BOE($)	13.44	7.79
Return On Investment @15%	4.06	2.36	NPV @10%/BOE/D(M$)	59.08	34.78
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	47.87	27.76

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	3759	0	-3759	0	-3759
2007	395	207	429	9585	204	0	936	0	714	0	1837	0	6302	2011	4292
2008	507	283	554	10103	279	0	1904	0	860	0	0	0	7618	2878	4739
2009	434	293	482	7312	293	0	1361	0	802	0	0	0	5443	1981	3462
2010	371	263	415	5925	267	0	1089	0	748	0	0	0	4355	1533	2823
2011	317	262	361	5152	270	0	945	0	698	0	0	0	3779	1295	2484
2012	271	233	310	4478	244	0	814	0	652	0	0	0	3256	1079	2177
2013	232	226	270	3892	240	0	704	0	614	0	0	0	2814	898	1917
2014	199	200	232	3384	216	0	604	0	581	0	0	0	2415	996	1419
2015	170	191	202	2942	209	0	519	0	554	0	0	0	2078	857	1221
2016	145	163	173	2557	181	0	442	0	529	0	0	0	1768	729	1039
2017	124	140	148	2223	158	0	375	0	508	0	0	0	1498	618	880
2018	106	120	126	1933	137	0	316	0	490	0	0	0	1263	521	742
2019	91	102	108	1679	119	0	265	0	475	0	0	0	1058	436	622
2020	80	90	95	1505	106	0	229	0	467	0	0	0	915	378	538
2021	71	79	84	1346	95	0	196	0	460	0	0	0	784	324	461
2022	59	66	70	1142	80	0	155	0	450	0	0	0	619	255	363
2023	49	55	58	970	68	0	119	0	442	0	0	0	477	197	280
2024	41	46	49	823	58	0	89	0	436	0	0	0	356	147	209
2025	36	40	43	384	27	0	36	0	229	0	0	-147	-2	11	-13
Totl				67337	3250	0	11097	0	10707	0	5596	-147	43039	17145	25894
Discounted @5.0%				51099	2289	0	8401	0	7206	0	5400	-57	32325	13058	19266
Cash @10.0%				40765	1709	0	6653	0	5225	0	5220	-23	25351	10428	14923
Streams @15.0%				33737	1334	0	5451	0	4015	0	5054	-10	20541	8627	11914
@20.0%				28695	1079	0	4583	0	3223	0	4902	-4	17063	7331	9732

Includes Tax Pools

Sproule

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Table: S-3A

Proved + Probable

TAG OIL LTD.
Base - Esc
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	3020.0	0.0	2398	0	0.0	0.0	0.0	0.0	0.0	0.0	3419.7
Co Int	921.1	0.0	731	0	0.0	0.0	0.0	0.0	0.0	0.0	1043.0
Co Net	778.2	0.0	618	0	0.0	0.0	0.0	0.0	0.0	0.0	881.3

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	5205	28037	0	121	0	27916	10923	16993
5.0	5030	21676	0	55	0	21621	8642	12979
7.5	4948	19305	0	37	0	19268	7797	11472
10.0	4869	17319	0	26	0	17294	7090	10204
12.5	4793	15636	0	18	0	15619	6492	9126
15.0	4721	14197	0	12	0	14185	5982	8203
20.0	4583	11874	0	6	0	11868	5158	6709
25.0	4456	10090	0	3	0	10087	4525	5562

Reserve Life = 15.6 yrs Reserve Half Life = 3.9 yrs BOE Reserve Index = 8.0

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.83	1.00	NPV @10%/BOE($)	16.58	9.78
Return On Investment @10%	3.55	2.10	NPV @15%/BOE($)	13.60	7.86
Return On Investment @15%	3.00	1.74	NPV @10%/BOE/D(M$)	48.34	28.52
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	39.65	22.93

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	3759	0	-3759	0	-3759
2007	329	173	358	7991	170	0	751	0	626	0	1446	0	5338	1521	3817
2008	390	217	426	7767	214	0	1454	0	712	0	0	0	5815	2153	3662
2009	325	219	362	5480	219	0	1008	0	658	0	0	0	4033	1418	2615
2010	271	192	303	4329	195	0	783	0	611	0	0	0	3130	1046	2084
2011	226	186	257	3669	192	0	659	0	568	0	0	0	2634	841	1793
2012	188	162	215	3109	169	0	550	0	531	0	0	0	2198	661	1537
2013	157	153	183	2635	163	0	459	0	501	0	0	0	1838	513	1324
2014	131	132	153	2233	142	0	380	0	475	0	0	0	1520	627	893
2015	109	123	130	1892	134	0	314	0	454	0	0	0	1258	519	739
2016	94	106	112	1662	118	0	268	0	441	0	0	0	1071	442	629
2017	82	92	97	1463	104	0	227	0	430	0	0	0	909	375	534
2018	67	75	79	1215	86	0	177	0	416	0	0	0	708	292	416
2019	55	61	65	1009	71	0	135	0	405	0	0	0	541	223	318
2020	45	50	53	838	59	0	100	0	396	0	0	0	401	165	235
2021	36	41	43	696	49	0	71	0	390	0	0	0	284	117	167
2022	31	35	37	351	25	0	30	0	226	0	0	-121	-1	9	-11
Totl				46339	2111	0	7365	0	7842	0	5205	-121	27916	10923	16993
Discounted @5.0%				36474	1552	0	5778	0	5543	0	5030	-55	21621	8642	12979
Cash @10.0%				29832	1195	0	4691	0	4149	0	4869	-26	17294	7090	10204
Streams @15.0%				25126	955	0	3912	0	3251	0	4721	-12	14185	5982	8203
@20.0%				21647	785	0	3332	0	2642	0	4583	-6	11868	5158	6709

Includes Tax Pools

Sproule

060529 9:36 V4:V060430in06$s 1 sc Base - Esc - Consol TAGO.70367 P01 H4

Table: S-38

Proved
Undeveloped

TAG OIL LTD.
Base - Esc
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1417.0	0.0	1036	0	0.0	0.0	0.0	0.0	0.0	0.0	1589.7
Co Int	432.2	0.0	316	0	0.0	0.0	0.0	0.0	0.0	0.0	484.8
Co Net	371.9	0.0	272	0	0.0	0.0	0.0	0.0	0.0	0.0	417.3

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	3759	11734	0	76	0	11658	4165	7492
5.0	3661	9538	0	41	0	9497	3527	5970
7.5	3615	8663	0	31	0	8633	3272	5361
10.0	3570	7902	0	23	0	7879	3049	4830
12.5	3527	7234	0	17	0	7217	2854	4364
15.0	3485	6646	0	13	0	6633	2680	3952
20.0	3406	5658	0	8	0	5650	2388	3262
25.0	3331	4864	0	5	0	4860	2151	2709

Reserve Life = 11.9 yrs   Reserve Half Life = 2.8 yrs   BOE Reserve Index = 5.2

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.75	1.00	NPV @10%/BOE($)	16.25	9.96
Return On Investment @10%	2.21	1.35	NPV @15%/BOE($)	13.68	8.15
Return On Investment @15%	1.90	1.13	NPV @10%/BOE/D(M$)	30.97	18.98
Investment Return Rate(%)	>100	92.98	NPV @15%/BOE/D(M$)	26.07	15.53

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	3759	0	-3759	0	-3759
2007	234	123	254	5683	121	0	481	0	491	0	0	0	4832	856	3976
2008	219	122	239	4361	120	0	799	0	487	0	0	0	3195	1141	2054
2009	171	115	190	2882	115	0	510	0	446	0	0	0	2041	665	1376
2010	133	94	149	2132	96	0	363	0	413	0	0	0	1452	422	1030
2011	104	86	119	1693	89	0	279	0	384	0	0	0	1117	284	834
2012	81	70	93	1344	73	0	211	0	362	0	0	0	844	171	673
2013	64	62	74	1066	66	0	157	0	346	0	0	0	629	82	547
2014	52	53	61	889	57	0	122	0	336	0	0	0	488	201	287
2015	44	50	52	763	54	0	97	0	331	0	0	0	389	160	228
2016	35	39	41	610	43	0	66	0	323	0	0	0	264	109	155
2017	27	31	32	488	35	0	41	0	318	0	0	0	164	68	96
2018	22	24	26	353	25	0	19	0	281	0	0	-76	2	7	-5
Totl				22263	893	0	3146	0	4517	0	3759	-76	11658	4165	7492
Discounted @5.0%				18513	702	0	2609	0	3406	0	3661	-41	9497	3527	5970
Cash @10.0%				15781	569	0	2210	0	2669	0	3570	-23	7879	3049	4830
Streams @15.0%				13721	473	0	1904	0	2159	0	3485	-13	6633	2680	3952
@20.0%				12120	402	0	1664	0	1795	0	3406	-8	5650	2388	3262

Includes Tax Pools

Sproule

060529 9:37 V4:V060430in06$s 1 sc Base - Esc - Consol TAGO.70367 P01 H4

Table: S-3C

Probable

TAG OIL LTD.
Base - Esc
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1603.0	0.0	1362	0	0.0	0.0	0.0	0.0	0.0	0.0	1830.0
Co Int	488.9	0.0	415	0	0.0	0.0	0.0	0.0	0.0	0.0	558.2
Co Net	406.3	0.0	346	0	0.0	0.0	0.0	0.0	0.0	0.0	464.0

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	1446	16304	0	45	0	16259	6758	9501
5.0	1369	12137	0	13	0	12124	5115	7009
7.5	1333	10642	0	7	0	10636	4525	6111
10.0	1299	9417	0	3	0	9415	4041	5374
12.5	1266	8402	0	0	0	8402	3639	4763
15.0	1236	7551	0	-1	0	7552	3302	4250
20.0	1178	6216	0	-2	0	6217	2770	3447
25.0	1125	5226	0	-1	0	5227	2375	2852

Reserve Life = 15.6 yrs   Reserve Half Life = 5.0 yrs   BOE Reserve Index = 14.8

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.92	1.17	NPV @10%/BOE($)	16.87	9.63
Return On Investment @10%	7.25	4.14	NPV @15%/BOE($)	13.53	7.61
Return On Investment @15%	6.11	3.44	NPV @10%/BOE/D(M$)	91.13	52.02
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	73.10	41.14

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	95	50	103	2308	49	0	270	0	135	0	1446	0	506	665	-159
2008	171	96	187	3406	94	0	655	0	225	0	0	0	2620	1013	1608
2009	154	104	171	2598	104	0	498	0	213	0	0	0	1991	753	1238
2010	138	98	154	2197	99	0	419	0	199	0	0	0	1678	624	1054
2011	122	100	138	1977	103	0	379	0	184	0	0	0	1517	558	959
2012	107	92	122	1766	96	0	339	0	169	0	0	0	1355	490	864
2013	94	91	109	1569	97	0	302	0	155	0	0	0	1208	431	778
2014	79	79	92	1344	85	0	258	0	139	0	0	0	1032	426	607
2015	65	73	77	1129	80	0	217	0	123	0	0	0	869	358	511
2016	60	67	71	1052	75	0	202	0	118	0	0	0	807	333	474
2017	55	61	65	975	69	0	186	0	112	0	0	0	745	307	438
2018	47	53	56	862	61	0	158	0	135	0	0	76	707	285	421
2019	55	61	65	1009	71	0	135	0	405	0	0	0	541	223	318
2020	45	50	53	838	59	0	100	0	396	0	0	0	401	165	235
2021	36	41	43	696	49	0	71	0	390	0	0	0	284	117	167
2022	31	35	37	351	25	0	30	0	226	0	0	-121	-1	9	-11
Totl				24076	1217	0	4219	0	3325	0	1446	-45	16259	6758	9501
Discounted @5.0%				17961	851	0	3169	0	2137	0	1369	-13	12124	5115	7009
Cash @10.0%				14051	626	0	2481	0	1480	0	1299	-3	9415	4041	5374
Streams @15.0%				11405	481	0	2008	0	1092	0	1236	1	7552	3302	4250
@20.0%				9526	383	0	1668	0	848	0	1178	2	6217	2770	3447

Includes Tax Pools

Sproule

060529 9:37 V4:V060430in06$s 1 sc Base - Esc - Consol TAGO.70367 P01 H4

Table: S-3D

Possible

TAG OIL LTD.
Base - Esc
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1385.5	0.0	1242	0	0.0	0.0	0.0	0.0	0.0	0.0	1592.5
Co Int	422.6	0.0	379	0	0.0	0.0	0.0	0.0	0.0	0.0	485.7
Co Net	350.4	0.0	315	0	0.0	0.0	0.0	0.0	0.0	0.0	402.9

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	391	15149	0	27	0	15123	6222	8901
5.0	370	10707	0	3	0	10704	4416	6287
7.5	360	9224	0	-1	0	9225	3813	5412
10.0	351	8056	0	-2	0	8058	3338	4720
12.5	342	7118	0	-3	0	7121	2956	4164
15.0	334	6354	0	-2	0	6356	2645	3711
20.0	318	5193	0	-2	0	5195	2173	3022
25.0	304	4361	0	-1	0	4362	1834	2529

Reserve Life = 18.6 yrs   Reserve Half Life = 6.3 yrs   BOE Reserve Index = 18.6

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.17	0.58	NPV @10%/BOE($)	16.59	9.72
Return On Investment @10%	22.95	13.45	NPV @15%/BOE($)	13.09	7.64
Return On Investment @15%	19.04	11.11	NPV @10%/BOE/D(M$)	112.89	66.13
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	89.05	51.99

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	66	34	71	1594	34	0	185	0	88	0	391	0	965	490	475
2008	117	66	128	2337	65	0	451	0	148	0	0	0	1803	725	1077
2009	109	73	121	1833	73	0	353	0	143	0	0	0	1410	563	847
2010	100	71	112	1596	72	0	306	0	137	0	0	0	1225	487	738
2011	91	75	104	1482	78	0	286	0	129	0	0	0	1144	454	691
2012	83	71	95	1369	75	0	264	0	121	0	0	0	1058	418	640
2013	75	73	87	1257	78	0	244	0	114	0	0	0	977	385	592
2014	68	68	79	1151	73	0	224	0	106	0	0	0	894	369	526
2015	61	68	72	1050	75	0	205	0	99	0	0	0	820	338	482
2016	51	57	60	895	64	0	174	0	87	0	0	0	697	288	410
2017	42	48	50	760	54	0	147	0	77	0	0	0	589	243	346
2018	39	44	47	717	51	0	139	0	74	0	0	0	555	229	326
2019	36	41	43	670	47	0	129	0	71	0	0	0	518	214	304
2020	36	40	42	667	47	0	129	0	71	0	0	0	515	212	303
2021	34	38	40	650	46	0	125	0	70	0	0	0	501	207	294
2022	41	46	48	791	56	0	125	0	223	0	0	121	620	246	374
2023	49	55	58	970	68	0	119	0	442	0	0	0	477	197	280
2024	41	46	49	823	58	0	89	0	436	0	0	0	356	147	209
2025	36	40	43	384	27	0	36	0	229	0	0	-147	-2	11	-13
Totl				20998	1139	0	3731	0	2865	0	391	-27	15123	6222	8901
Discounted @5.0%				14626	737	0	2623	0	1663	0	370	-3	10704	4416	6287
Cash @10.0%				10932	514	0	1962	0	1077	0	351	2	8058	3338	4720
Streams @15.0%				8611	380	0	1539	0	764	0	334	2	6356	2645	3711
@20.0%				7049	294	0	1251	0	580	0	318	2	5195	2173	3022

Includes Tax Pools

Sproule

Figure S-1

Map of New Zealand highlighting Petroleum Exploration Permit (PEP) 38738

FIGURE S-2

TAG OIL LTD.
IN THE CHEAL AREA OF NEW ZEALAND
DAILY COMPANY GROSS BARRELS OF OIL EQUIVALENT (BOE) FORECAST
DAILY OIL EQUIVALENT (BOE) FORECAST - boepd
600
500
400
300
200
100
0
2006
2008
2010
2012
2014
2016
2018
YEAR
PROVED PLUS PROBABLE PLUS POSSIBLE
PROVED PLUS PROBABLE
PROVED UNDEVELOPED

SPROULE INTERNATIONAL LIMITED

FIGURE S-3

TAG OIL LTD.
IN THE CHEAL AREA OF NEW ZEALAND
ANNUAL CASH FLOW (AFTER INCOME TAX)
ANNUAL CASH FLOW PROJECTIONS - $M
6000
4000
2000
0
-2000
-4000
2006
2008
2010
2012
2014
2016
2018
YEAR
PROVED PLUS PROBABLE PLUS POSSIBLE
PROVED PLUS PROBABLE
PROVED UNDEVELOPED

SPROULE INTERNATIONAL LIMITED

FIGURE S-4

TAG OIL LTD.
IN THE CHEAL AREA OF NEW ZEALAND
NET PRESENT VALUE (AFTER INCOME TAX)
NET PRESENT VALUE - $M
20000
15000
10000
5000
0
5
10
15
20
25
DISCOUNT RATES %
PROVED PLUS PROBABLE PLUS POSSIBLE
PROVED PLUS PROBABLE
PROVED UNDEVELOPED

SPROULE INTERNATIONAL LIMITED

Discussion — Page 1

Discussion

The Company’s reserves are located in the Cheal Field of New Zealand. The field is located in the onshore portion of the Taranaki Basin, which lies along the west coast of the North Island (Figure 1). The basin, which contains Cretaceous to recent sediments, covers an area of some 32,800 square miles, most of which lies offshore.

The Company owns a 30.5 percent working interest in the shallow rights of PEP 38738. The shallow rights include all strata from recent to base of Miocene, which encompass the Intra Urenui and Mt. Messenger reservoirs in the Cheal Field.

The Cheal structure has been penetrated by a total of four wells, Cheal-1, 2, A3X and A4. Oil and solution gas reserves were assigned to the Mt. Messenger Formation in the Cheal-A3X and A4 wells and five undrilled locations. The reserves were estimated deterministically for the proved, probable and possible reserves categories.

Recent test data for the Urenui Formation yielded gas with minor amounts of oil. Very little information was supplied regarding the recent tests, and development of this zone was not included in the Company’s development plan provided to us. As a result, reserves have not been considered for this zone.

Geology

The operator provided 2D seismic lines covering the Cheal structure. The 2D seismic data were loaded into a seismic interpretation workstation with well and deviation data and interpreted using Paradigm Geophysical’s SeisX interpretation software. A petrophysical analysis was also carried out on the raw well log data for the four Cheal wells, which encountered the Mt. Messenger Formation at a drilled depth of approximately 5,350 feet.

Our estimates for average porosity, water saturation and net pay thickness for each of the Cheal wells were used in conjunction with the seismic closure of the structure to make the estimates of the original oil in place.

Figure 2 shows the Cheal structure, which is associated with a series of antithetic faults on the lowside hanging wall of a major east-dipping listric fault that sets up a fault-dependent closure at the Mt. Messenger level. Although the current 2D seismic control provides a 0.5 – 1 km grid over the Cheal structure, these antithetic faults produce a complex closure at the Mt. Messenger

Discussion — Page 2

level that is not well imaged. The mapping would likely change with 3D seismic control. The current closure at the Mt. Messenger level is estimated to be 1,086 acres.

Cheal-1 was drilled in 1995 by New Zealand Oil & Gas Services Ltd. Good oil and gas shows led to the testing of the Urenui Formation. This zone was tested over a nine-day period at a steady rate of 48 bopd with gas declining from 2.7 MMcfd to 1.05 MMcfd. The Mt. Messenger Formation was not tested in this well although shows and petrophysical analysis indicate approximately 16 ft of net pay. The Urenui Formation was further tested for 1.17 days in December 2005 at 0.14 MMcfd of gas, with no oil reported (Figure 4).

Cheal-2 was drilled in 1995 by New Zealand Oil & Gas Services Ltd. as a step-out to Cheal-1. The well was tested over the Intra Urenui Sandstone for a period of 6 days. The well was flowed at initial rates of 1.8 MMcfd of gas with slugs of oil. The gas rates declined to 0.9 MMcfd with oil rates of approximately 20 bopd. No water was produced during the test. The petrophysical analysis indicates that the Mt. Messenger Sandstone is wet in this well and defines the limits of the pool to the east. Plans are to convert this well to water disposal.

Austral-Pacific Energy Limited, as operator of a joint venture, drilled Cheal-A3X in April 2004 to test the hydrocarbon potential of the Intra Urenui and Mt. Messenger sandstones in an updip position from the Cheal-1 and Cheal-2 wells. The well was directionally drilled from the Cheal “A” well site toward the NNE, intersecting the Intra Urenui Sandstones between 4,603 - 4,737 ftMD and the Mt. Messenger Sandstone between 5,800 - 5,863 ftMD. Good oil and gas shows were noted over the two target intervals. The Mt. Messenger Sandstone produced a total of 6,900 bbls of oil on test in June and July of 2004 and was then shut-in until May 2005. The Mt. Messenger was further tested from May to August 2005, at an average oil rate of 350 bopd with gas-oil ratios increasing from 475 to 825 scf per barrel (Figure 5). Watercuts were less than one percent.

The Cheal-A4 well was subsequently drilled in October 2004 to further evaluate the hydrocarbon potential of the Intra Urenui and Mt. Messenger sandstones. The well was directionally drilled from the Cheal “A” well site toward the NE, intersecting the target horizons approximately half way between the Cheal A3X well and the Cheal-2 well. The well was completed in the uppermost Intra Urenui Formation and the Mt. Messenger Formation. The well was tested from the Mt. Messenger Formation from November 2004 to May 2005 and from September 2005 to December 2005. Oil production over this period averaged 265 bopd with gas-oil ratios increasing from 500 to 730 scf per barrel (Figure 6). Watercuts had increased to 24 percent by December 2005. The Urenui was also tested in April, May, October and November 2005 at gas rates of 0.1 to 1.1 MMcfd with very little oil (Figure 7).

Discussion — Page 3

Reserves and Production Forecasts

Oil reserves were estimated volumetrically for the Mt. Messenger Formation using assigned drainage areas (Figure 3) and net pay based on well logs and seismic interpretation. Reservoir porosity and water saturation were obtained from well logs.

Proved, probable and possible undeveloped reserves were assigned to the A3X and A4 wells. These wells have produced one well at a time in test mode in 2004 and 2005, and produced a total of 95,000 barrels of oil prior to the end of 2005. The testing was done through rental equipment. The wells are currently shut-in waiting on site work and the installation of development facilities. It is expected that the wells will be returned to production by January 1, 2007. As the costs for the site work and development facilities is significant, the reserves assigned to the A3X and A4 wells were categorized as undeveloped.

Proved, probable and possible undeveloped reserves were assigned to the two undrilled locations, A5 and A6. Probable and possible undeveloped reserves were assigned to the two undrilled locations, Cheal -7 and 8. Possible undeveloped reserves were assigned to the undrilled location Cheal-9.

Recovery factors were estimated at 15 percent in the proved case, 20 percent in the 2P case and 25 percent in the 3P case. The recovery factors are consistent with primary recoveries reported for the Ngatoro Field, which is the offsetting analog field to Cheal. Waterflooding has not been considered in this report.

The A3X and A4 wells were scheduled to commence production from the reconstructed site on January 1, 2007, at 250 bopd per well. Production from the undrilled locations, Cheal A5 and A6, was scheduled to commence May 1, 2007. Production from the undrilled locations, Cheal 7, 8 and 9, was scheduled to commence August 1, 2007. Initial production from the undrilled wells was forecast at 250, 275 and 300 bopd per well for the 1P, 2P and 3P cases, respectively.

The solution gas reserves were estimated based on gas-oil ratios (GORs) of 700 scf per barrel increasing to 1,500 scf per barrel. A surface loss of 25 percent was included for fuel usage.

Pricing

Sproule’s short-term outlook for oil prices adopts the NYMEX futures market for the forecast period ending April 30, 2008. The forecast used in this evaluation was derived as of April 30, 2006, and reflects the arithmetic average of the futures market at the close of trading each day, for the month prior to the Termination of Trading date for a May contract. The oil price forecasts

Discussion — Page 4

are based on the NYMEX Division light, sweet (low-sulphur) crude oil futures contract, which specifies the West Texas Intermediate crude as a deliverable.

In the long term, the price of oil will be governed by supply and demand, and the degree that OPEC is able to manage supply will be a major determinant in establishing oil prices for the next ten years. The long-term oil price forecast, presented earlier as Table S-2, was based on a supply forecast that falls in between a fully competitive market and a market controlled by an effective OPEC production quota system. Price stability that promotes a steady growth in demand is therefore in the best interest of the OPEC nations. Sproule's long-term forecast for WTI has been capped at $45.00 per barrel (2006 dollars) in recognition of the economic hurdle rate of alternative supplies and the increase in global demand for crude oil.

The oil price forecasts are based on a forecast of prices for West Texas Intermediate crude at Cushing, Oklahoma. The price of this marker crude is expected to directly reflect world oil prices over the forecast period. The actual wellhead price of oil will vary with the quality of the crude and the cost of the transportation from the wellhead to the trading hub. At Cheal a differential of -$US 4.00 per barrel was used.

The Company is expecting to receive a gas price of $NZ 3.50 per gigajoule ($US 2.35 per MMbtu). The heating value for the solution gas was estimated at 1,150 btu per scf, resulting in a gas price of $US 2.70 per mcf. This price was held constant until January 1, 2009 and then escalated at 1.5 percent per year.

Operating and Capital Costs

The Cheal A3X and A4 wells were produced one well at a time in test mode through rental equipment. The wells are currently shut-in and the site is to be reconstructed to allow production of these and future wells simultaneously. Solution gas, which was previously flared as test production, will be conserved in long-term production.

The planned site facilities will be run off electricity generated by an onsite generator using an engine fuelled by solution gas. Gas sales are expected through the LTS pipeline to the west or the Waihapa treatment station to the east. The Company also has a contract in place to export electricity to the local power grid. In this evaluation it was assumed that gas used to provide electricity to the local power grid would be equivalent in value to selling the gas through the LTS pipeline or Waihapa treatment station.

Discussion — Page 5

The wells will be produced through jet pumps. Hot water will be circulated to address the wax problem; however, it is expected that it will be necessary to mobilize a crane to the site regularly to deep wax cut by wireline.

With the previous rental equipment it was not possible to use condensate/pour point depressants as jet pump power fluid. The electric centrifugal pumps to be installed in the reconstruction will be capable of handling condensate / pour point depressants as the power fluid, which is expected to reduce the need for deep wax cuts.

The oil/condensate /pour point depressant mix is expected to be trucked to the Omata tank farm in New Plymouth. A trucking cost of $US 1.30 per barrel and a processing fee of $US 1.50 per barrel were used.

The capital costs used were based on estimates prepared by the Company, and are summarized below. An exchange rate of 0.6364 United States dollars per New Zealand dollar was used to convert the capital budget information supplied by the Company. This rate was based on the exchange rate for April 28, 2006, as obtained from the Bank of Canada website.

Capital Costs M$US
(2006 Dollars)

	Total Proved	Total 2P Case	Total 3P Case
Item	Case	A3X, A4, 5, 6,	A3X, A4, 5, 6,
	A3X, A4, 5 & 6	7 & 8	7, 8 & 9
Site Work and Facilities	6,275	8,300	8,300
Convert Cheal-2 to Water Disposal	400	400	400
Gas Pipeline and Compression	2,250	2,250	2,250
Drilling and Completion, 2 Workovers	3,400	6,000	7,250
Total	12,325	16,950	18,200

Well abandonment and disconnect costs of US$ 50,000 per well were used. No allowances for reclamation or salvage values were made.

Discussion — Page 6

Operating costs were estimated as follows:

Operating Costs
(2006 Dollars)

	Total Proved	Total 2P Case	Total 3P Case
Item	Case	A3X, A4, 5, 6,	A3X, A4, 5, 6,
	A3X, A4, 5 & 6	7 & 8	7, 8 & 9
Fixed, M$US per year	750	850	900
Variable Oil, $US per barrel	1.50	1.50	1.50
Trucking, $US per barrel	1.30	1.30	1.30
Variable Gas, $US per Mcf (raw)	.25	.25	.25

Operating and capital costs were escalated to the dates incurred at 2.5 percent per year to 2009 and at 1.5 percent per year thereafter.

Royalties

The New Zealand royalty regime stipulates the payment of either a 5 percent ad valorem royalty (AVR) or a 20 percent accounting profits royalty (APR), whichever is the greater in any given year.

The AVR is calculated at 5 percent of the net sales price received.

The APR is a mechanism whereby the resource owner receives a share of profits once all significant costs have been recovered by the producer. It is payable on the net accumulated accounting profit of production from a petroleum field. In calculating the accounting profit, deductions are made and may include associated production costs, capital costs (exploration costs, development costs, permit acquisition costs and feasibility costs), indirect costs, abandonment costs, operating and capital overhead allowance, operating costs and capital costs carried forward and abandonment costs carried back.

The APR royalty was calculated from our forecasts of cash flow to take effect in the last quarter of 2007.

Discussion — Page 7

Taxes

The New Zealand tax rate is 33 percent. Deductions are allowed for operating expenses and exploration and depreciated development costs, with an unlimited loss carry forward.

The Company has supplied us with their tax pool, which will be available to offset revenue from Cheal. At April 30, 2006, this tax pool was estimated to be $US 2.18 million. This pool relates to exploration costs and are eligible to be written off at 100 percent.

Future development costs were depreciated for income tax purposes on a seven year straight- line from the later of the year in which commercial production starts or that in which the relevant expenditure is incurred.

Canadian income taxes have not been considered in this report.

Net Present Values

The estimates of the P&NG reserves and their respective net present values, summarized by reserves category, are presented in Tables 1 and 2. Detailed forecasts of production and cash flow are presented in Table 3. Well abandonment and disconnect costs were included for wells which have reserves assigned. No allowances for reclamation or salvage values were made.

Table 1
Cheal, New Zealand
Volumetric Reservoir Data and Estimates of Reserves
(As of April 30, 2006)
								Original
	Drainage	Net Pay	Porosity	Water	Oil	Original Oil	Recovery	Recoverable
Pool/Location	Area			Saturation	FVF	In Place	Factor	Oil
	(ac)	(ft)	(%)	(%)	RB/STB	Mbbls	%	Mbbls

Mt. Messenger

Proved Undeveloped
Cheal-A3X & A4	160	50	18	50	1.22	4,580	15	687
Cheal-5 & 6	320	30	18	50	1.22	5,496	15	825

Probable
Cheal-A3X & A4	160	50	18	50	1.22	4,580	5	229
Cheal-5 & 6	320	30	18	50	1.22	5,496	5	275
Cheal-7 & 8	320	30	18	50	1.22	5,496	20	1,099

Possible
Cheal-A3X & A4	160	50	18	50	1.22	4,580	5	229
Cheal-5 & 6	320	30	18	50	1.22	5,496	5	275
Cheal-7 & 8	320	30	18	50	1.22	5,496	5	275
Cheal-9	160	26.5	18	50	1.22	2,427	25	607

Table 2 Cheal, New Zealand Estimates of Reserves and Net Present Values (As of April 30, 2006)
Oil Reserves
Pool/Location	Original Oil In Place (Mbbls)	Recovery Factor (%)	Original Recoverable Oil (Mbbls)	Cumulative Production to April 30, 2006 (Mbbls)	Gross Remaining Oil Reserves (Mbbls)	Company Working Interest (%)	Company Gross Oil Reserves (Mbbls)	Lessor Royalties and Burdens (%)	Company Net Oil Reserves (Mbbls)	Net Present Values Before Taxes (M$US)
										0%	5%	10%	15%	20%

Mt. Messenger

Proved Undeveloped
Cheal-A3X & A4	4,580	15.0	687	95	592
Cheal-5 & 6	5,496	15.0	825	-	825
Total, Proved			1,512	95	1,417	30.5	432	AVR/APR	372	11,658	9,497	7,879	6,633	5,650

Probable
Cheal-A3X & A4	4,580	5.0	229	-	229
Cheal-5 & 6	5,496	5.0	275	-	275
Cheal-7 & 8	5,496	20.0	1,099	-	1,099
Total, Probable			1,603	-	1,603	30.5	489	AVR/APR	406	16,259	12,124	9,415	7,552	6,217

Total, 2P			3,115	95	3,020	30.5	921	AVR/APR	778	27,917	21,621	17,294	14,185	11,867

Possible
Cheal-A3X & A4	4,580	5.0	229	-	229
Cheal-5 & 6	5,496	5.0	275	-	275
Cheal-7 & 8	5,496	5.0	275	-	275
Cheal-9	2,427	25.0	607	-	607
Total, Possible			1,386	-	1,386	30.5	423	AVR/APR	350	15,123	10,704	8,058	6,356	5,195

Total, 3P			4,501	95	4,406	30.5	1,344	AVR/APR	1,129	43,040	32,325	25,352	20,541	17,062

Table 2 Cheal, New Zealand Estimates of Reserves and Net Present Values (As of April 30, 2006)
Gas Reserves
Pool/Location	Producing Gas Oil Ratio scf (sales) / bbl	Gross Remaining Sales Gas Reserves (MMcf)	Company Working Interest (%)	Company Gross Sales Gas Reserves (MMcf)	Lessor Royalties and Burdens (%)	Company Net Sales Gas Reserves (MMcf)	Net Present Values Before US Taxes (M$US)
							0%	5%	10%	15%	20%

Mt. Messenger

Proved Undeveloped
Cheal-A3X & A4	- Producing GOR of 525
Cheal-5 & 6	increasing to 1,125 scf
Total, Proved	(sales) per barrel-	1,036	30.5	316	AVR/APR	272	- Values are included with Oil Reserves -

Probable
Cheal-A3X & A4
Cheal-5 & 6	- Producing GOR of 525
Cheal-7 & 8	increasing to 1,125 scf
Total, Probable	(sales) per barrel-	1,362	30.5	415	AVR/APR	346	- Values are included with Oil Reserves -

Total, 2P		2398	30.5	731	AVR/APR	618	- Values are included with Oil Reserves -

Possible
Cheal-A3X & A4
Cheal-5 & 6
Cheal-7 & 8	- Producing GOR of 525
Cheal-9	increasing to 1,125 scf
Total, Possible	(sales) per barrel-	1,242	30.5	379	AVR/APR	315	- Values are included with Oil Reserves -

Total, 3P		3,640	30.5	1,110	AVR/APR	933	- Values are included with Oil Reserves -

060529 9:54 V4:V060430in06$s 1 sc CHEAL - Consol TAGO.70367 P01 H4

Table: 3

Proved + Probable + Possible

CHEAL, New Zealand
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	4405.5	0.0	3640	0	0.0	0.0	0.0	0.0	0.0	0.0	5012.2
Co Int	1343.7	0.0	1110	0	0.0	0.0	0.0	0.0	0.0	0.0	1528.7
Co Net	1128.7	0.0	933	0	0.0	0.0	0.0	0.0	0.0	0.0	1284.2

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US
0.0	5596	43187	0	147	0	43039
5.0	5400	32382	0	57	0	32325
7.5	5308	28530	0	37	0	28493
10.0	5220	25375	0	23	0	25351
12.5	5136	22754	0	15	0	22739
15.0	5054	20551	0	10	0	20541
20.0	4902	17067	0	4	0	17063
25.0	4760	14451	0	2	0	14449

Reserve Life = 18.6 yrs Reserve Half Life = 4.5 yrs BOE Reserve Index = 9.8

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.75	NPV @10%/BOE($)	16.58
Return On Investment @10%	4.86	NPV @15%/BOE($)	13.44
Return On Investment @15%	4.06	NPV @10%/BOE/D(M$)	59.08
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	47.87

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	3759	0	-3759
2007	395	207	429	9585	204	0	936	0	714	0	1837	0	6302
2008	507	283	554	10103	279	0	1904	0	860	0	0	0	7618
2009	434	293	482	7312	293	0	1361	0	802	0	0	0	5443
2010	371	263	415	5925	267	0	1089	0	748	0	0	0	4355
2011	317	262	361	5152	270	0	945	0	698	0	0	0	3779
2012	271	233	310	4478	244	0	814	0	652	0	0	0	3256
2013	232	226	270	3892	240	0	704	0	614	0	0	0	2814
2014	199	200	232	3384	216	0	604	0	581	0	0	0	2415
2015	170	191	202	2942	209	0	519	0	554	0	0	0	2078
2016	145	163	173	2557	181	0	442	0	529	0	0	0	1768
2017	124	140	148	2223	158	0	375	0	508	0	0	0	1498
2018	106	120	126	1933	137	0	316	0	490	0	0	0	1263
2019	91	102	108	1679	119	0	265	0	475	0	0	0	1058
2020	80	90	95	1505	106	0	229	0	467	0	0	0	915
2021	71	79	84	1346	95	0	196	0	460	0	0	0	784
2022	59	66	70	1142	80	0	155	0	450	0	0	0	619
2023	49	55	58	970	68	0	119	0	442	0	0	0	477
2024	41	46	49	823	58	0	89	0	436	0	0	0	356
2025	36	40	43	384	27	0	36	0	229	0	0	-147	-2
Totl				67337	3250	0	11097	0	10707	0	5596	-147	43039
Discounted @5.0%				51099	2289	0	8401	0	7206	0	5400	-57	32325
Cash @10.0%				40765	1709	0	6653	0	5225	0	5220	-23	25351
Streams @15.0%				33737	1334	0	5451	0	4015	0	5054	-10	20541
@20.0%				28695	1079	0	4583	0	3223	0	4902	-4	17063

Sproule

060529 9:54 V4:V060430in06$s 1 sc CHEAL - Consol TAGO.70367 P02 H1

Table: 3

Proved + Probable + Possible

CHEAL, New Zealand
Prodn Start Jan 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

Year	Light/Medium Oil						Solution Pipeline Gas			
	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	7.0	1294	472.2	144.0	130.3	66.55	248	76	68	2.70
2008	7.0	1663	606.8	185.1	151.1	54.59	339	103	84	2.70
2009	7.0	1422	519.0	158.3	130.0	46.19	350	107	88	2.74
2010	7.0	1216	444.0	135.4	111.6	43.76	314	96	79	2.78
2011	7.0	1040	379.7	115.8	95.6	44.48	313	96	79	2.82
2012	7.0	890	324.8	99.1	82.0	45.20	279	85	70	2.86
2013	7.0	761	277.8	84.7	70.3	45.94	271	83	69	2.91
2014	7.0	651	237.6	72.5	60.3	46.69	240	73	61	2.95
2015	7.0	557	203.3	62.0	51.8	47.45	229	70	58	3.00
2016	7.0	476	173.9	53.0	44.5	48.22	196	60	50	3.04
2017	7.0	407	148.7	45.4	38.2	49.01	167	51	43	3.09
2018	7.0	349	127.2	38.8	32.9	49.80	143	44	37	3.13
2019	7.0	298	108.8	33.2	28.3	50.61	122	37	32	3.18
2020	7.0	263	96.0	29.3	25.1	51.43	108	33	28	3.23
2021	7.0	231	84.4	25.8	22.2	52.26	95	29	25	3.28
2022	7.0	193	70.5	21.5	18.8	53.10	79	24	21	3.32
2023	7.0	161	58.9	18.0	15.9	53.96	66	20	18	3.37
2024	7.0	135	49.2	15.0	13.5	54.83	55	17	15	3.43
2025	7.0	117	22.6	6.9	6.3	55.71	25	8	7	3.48
Totl			4405.5	1343.7	1128.7		3640	1110	933	

Sproule

060529 9:54 V4:V060430in06$s 1 sc CHEAL - Consol TAGO.70367 P03 H2

Table: 3

Proved + Probable + Possible

CHEAL, New Zealand
Prodn Start Jan 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	9585	204	0	0	0	0	936	0	0	0	0	0	714	0	0	8139
2008	10103	279	0	0	0	0	1904	0	0	0	0	0	860	0	0	7618
2009	7312	293	0	0	0	0	1361	0	0	0	0	0	802	0	0	5443
2010	5925	267	0	0	0	0	1089	0	0	0	0	0	748	0	0	4355
2011	5152	270	0	0	0	0	945	0	0	0	0	0	698	0	0	3779
2012	4478	244	0	0	0	0	814	0	0	0	0	0	652	0	0	3256
2013	3892	240	0	0	0	0	704	0	0	0	0	0	614	0	0	2814
2014	3384	216	0	0	0	0	604	0	0	0	0	0	581	0	0	2415
2015	2942	209	0	0	0	0	519	0	0	0	0	0	554	0	0	2078
2016	2557	181	0	0	0	0	442	0	0	0	0	0	529	0	0	1768
2017	2223	158	0	0	0	0	375	0	0	0	0	0	508	0	0	1498
2018	1933	137	0	0	0	0	316	0	0	0	0	0	490	0	0	1263
2019	1679	119	0	0	0	0	265	0	0	0	0	0	475	0	0	1058
2020	1505	106	0	0	0	0	229	0	0	0	0	0	467	0	0	915
2021	1346	95	0	0	0	0	196	0	0	0	0	0	460	0	0	784
2022	1142	80	0	0	0	0	155	0	0	0	0	0	450	0	0	619
2023	970	68	0	0	0	0	119	0	0	0	0	0	442	0	0	477
2024	823	58	0	0	0	0	89	0	0	0	0	0	436	0	0	356
2025	384	27	0	0	0	0	36	0	0	0	0	0	229	0	0	146
Totl	67337	3250	0	0	0	0	11097	0	0	0	0	0	10707	0	0	48782

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	3759	0	0	0	0	3759	-3759	-3759	0	0	0	0	0	-3759	-3759
2007	0	1837	0	0	0	0	1837	6302	2543	0	0	0	0	0	6302	2543
2008	0	0	0	0	0	0	0	7618	10161	0	0	0	0	0	7618	10161
2009	0	0	0	0	0	0	0	5443	15604	0	0	0	0	0	5443	15604
2010	0	0	0	0	0	0	0	4355	19959	0	0	0	0	0	4355	19959
2011	0	0	0	0	0	0	0	3779	23738	0	0	0	0	0	3779	23738
2012	0	0	0	0	0	0	0	3256	26994	0	0	0	0	0	3256	26994
2013	0	0	0	0	0	0	0	2814	29809	0	0	0	0	0	2814	29809
2014	0	0	0	0	0	0	0	2415	32224	0	0	0	0	0	2415	32224
2015	0	0	0	0	0	0	0	2078	34301	0	0	0	0	0	2078	34301
2016	0	0	0	0	0	0	0	1768	36070	0	0	0	0	0	1768	36070
2017	0	0	0	0	0	0	0	1498	37568	0	0	0	0	0	1498	37568
2018	0	0	0	0	0	0	0	1263	38832	0	0	0	0	0	1263	38832
2019	0	0	0	0	0	0	0	1058	39890	0	0	0	0	0	1058	39890
2020	0	0	0	0	0	0	0	915	40805	0	0	0	0	0	915	40805
2021	0	0	0	0	0	0	0	784	41590	0	0	0	0	0	784	41590
2022	0	0	0	0	0	0	0	619	42208	0	0	0	0	0	619	42208
2023	0	0	0	0	0	0	0	477	42685	0	0	0	0	0	477	42685
2024	0	0	0	0	0	0	0	356	43041	0	0	0	0	0	356	43041
2025	0	0	0	0	0	0	0	146	43187	0	147	0	0	0	-2	43039
Totl	0	5596	0	0	0	0	5596	43187		0	147	0	0	0	43039	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	32382	28530	25375	22754	20551	17067	14451
Cash Flow	32325	28493	25351	22739	20541	17063	14449

Sproule

060529 9:56 V4:V060430in06$s 1 sc CHEAL - Consol TAGO.70367 P01 H4

Table: 3

Proved + Probable

CHEAL, New Zealand
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

	Reserves										
	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	3020.0	0.0	2398	0	0.0	0.0	0.0	0.0	0.0	0.0	3419.7
Co Int	921.1	0.0	731	0	0.0	0.0	0.0	0.0	0.0	0.0	1043.0
Co Net	778.2	0.0	618	0	0.0	0.0	0.0	0.0	0.0	0.0	881.3

Net Present Value						
Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US
0.0	5205	28037	0	121	0	27916
5.0	5030	21676	0	55	0	21621
7.5	4948	19305	0	37	0	19268
10.0	4869	17319	0	26	0	17294
12.5	4793	15636	0	18	0	15619
15.0	4721	14197	0	12	0	14185
20.0	4583	11874	0	6	0	11868
25.0	4456	10090	0	3	0	10087

Reserve Life = 15.6 yrs Reserve Half Life = 3.9 yrs BOE Reserve Index = 8.0

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.83	NPV @10%/BOE($)	16.58
Return On Investment @10%	3.55	NPV @15%/BOE($)	13.60
Return On Investment @15%	3.00	NPV @10%/BOE/D(M$)	48.34
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	39.65

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	3759	0	-3759
2007	329	173	358	7991	170	0	751	0	626	0	1446	0	5338
2008	390	217	426	7767	214	0	1454	0	712	0	0	0	5815
2009	325	219	362	5480	219	0	1008	0	658	0	0	0	4033
2010	271	192	303	4329	195	0	783	0	611	0	0	0	3130
2011	226	186	257	3669	192	0	659	0	568	0	0	0	2634
2012	188	162	215	3109	169	0	550	0	531	0	0	0	2198
2013	157	153	183	2635	163	0	459	0	501	0	0	0	1838
2014	131	132	153	2233	142	0	380	0	475	0	0	0	1520
2015	109	123	130	1892	134	0	314	0	454	0	0	0	1258
2016	94	106	112	1662	118	0	268	0	441	0	0	0	1071
2017	82	92	97	1463	104	0	227	0	430	0	0	0	909
2018	67	75	79	1215	86	0	177	0	416	0	0	0	708
2019	55	61	65	1009	71	0	135	0	405	0	0	0	541
2020	45	50	53	838	59	0	100	0	396	0	0	0	401
2021	36	41	43	696	49	0	71	0	390	0	0	0	284
2022	31	35	37	351	25	0	30	0	226	0	0	-121	-1
Totl				46339	2111	0	7365	0	7842	0	5205	-121	27916
Discounted @5.0%				36474	1552	0	5778	0	5543	0	5030	-55	21621
Cash @10.0%				29832	1195	0	4691	0	4149	0	4869	-26	17294
Streams @15.0%				25126	955	0	3912	0	3251	0	4721	-12	14185
@20.0%				21647	785	0	3332	0	2642	0	4583	-6	11868

Sproule

060529 9:56 V4:V060430in06$s 1 sc CHEAL - Consol TAGO.70367 P02 H1

Table: 3

Proved + Probable

CHEAL, New Zealand
Prodn Start Jan 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	6.0	1079	393.7	120.1	109.0	66.55	207	63	57	2.70
2008	6.0	1278	466.5	142.3	116.4	54.59	260	79	65	2.70
2009	6.0	1066	389.0	118.6	97.6	46.19	263	80	66	2.74
2010	6.0	889	324.4	98.9	81.8	43.76	230	70	58	2.78
2011	6.0	741	270.5	82.5	68.4	44.48	223	68	56	2.82
2012	6.0	618	225.5	68.8	57.3	45.20	193	59	49	2.86
2013	6.0	515	188.1	57.4	47.9	45.94	183	56	47	2.91
2014	6.0	430	156.8	47.8	40.2	46.69	158	48	40	2.95
2015	6.0	358	130.7	39.9	33.7	47.45	147	45	38	3.00
2016	6.0	310	113.0	34.5	29.3	48.22	127	39	33	3.04
2017	6.0	268	97.9	29.9	25.5	49.01	110	34	29	3.09
2018	6.0	219	80.0	24.4	21.1	49.80	90	27	24	3.13
2019	6.0	179	65.4	19.9	17.4	50.61	74	22	20	3.18
2020	6.0	146	53.4	16.3	14.5	51.43	60	18	16	3.23
2021	6.0	120	43.7	13.3	12.0	52.26	49	15	14	3.28
2022	6.0	102	21.7	6.6	6.1	53.10	24	7	7	3.32
Totl			3020.0	921.1	778.2		2398	731	618	

Sproule

060529 9:56 V4:V060430in06$s 1 sc CHEAL - Consol TAGO.70367 P03 H2

Table: 3

Proved + Probable

CHEAL, New Zealand
Prodn Start Jan 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Gas	NGL	Sul	Roy	Other	Royalties Crown	Prod	Res	Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	7991	170	0	0	0	0	751	0	0	0	0	0	626	0	0	6784
2008	7767	214	0	0	0	0	1454	0	0	0	0	0	712	0	0	5815
2009	5480	219	0	0	0	0	1008	0	0	0	0	0	658	0	0	4033
2010	4329	195	0	0	0	0	783	0	0	0	0	0	611	0	0	3130
2011	3669	192	0	0	0	0	659	0	0	0	0	0	568	0	0	2634
2012	3109	169	0	0	0	0	550	0	0	0	0	0	531	0	0	2198
2013	2635	163	0	0	0	0	459	0	0	0	0	0	501	0	0	1838
2014	2233	142	0	0	0	0	380	0	0	0	0	0	475	0	0	1520
2015	1892	134	0	0	0	0	314	0	0	0	0	0	454	0	0	1258
2016	1662	118	0	0	0	0	268	0	0	0	0	0	441	0	0	1071
2017	1463	104	0	0	0	0	227	0	0	0	0	0	430	0	0	909
2018	1215	86	0	0	0	0	177	0	0	0	0	0	416	0	0	708
2019	1009	71	0	0	0	0	135	0	0	0	0	0	405	0	0	541
2020	838	59	0	0	0	0	100	0	0	0	0	0	396	0	0	401
2021	696	49	0	0	0	0	71	0	0	0	0	0	390	0	0	284
2022	351	25	0	0	0	0	30	0	0	0	0	0	226	0	0	119
Totl	46339	2111	0	0	0	0	7365	0	0	0	0	0	7842	0	0	33242

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	CDE	Tangible Cl 41	Plant	Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Int	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	3759	0	0	0	0	3759	-3759	-3759	0	0	0	0	0	-3759	-3759
2007	0	1446	0	0	0	0	1446	5338	1579	0	0	0	0	0	5338	1579
2008	0	0	0	0	0	0	0	5815	7394	0	0	0	0	0	5815	7394
2009	0	0	0	0	0	0	0	4033	11426	0	0	0	0	0	4033	11426
2010	0	0	0	0	0	0	0	3130	14556	0	0	0	0	0	3130	14556
2011	0	0	0	0	0	0	0	2634	17191	0	0	0	0	0	2634	17191
2012	0	0	0	0	0	0	0	2198	19389	0	0	0	0	0	2198	19389
2013	0	0	0	0	0	0	0	1838	21227	0	0	0	0	0	1838	21227
2014	0	0	0	0	0	0	0	1520	22747	0	0	0	0	0	1520	22747
2015	0	0	0	0	0	0	0	1258	24005	0	0	0	0	0	1258	24005
2016	0	0	0	0	0	0	0	1071	25076	0	0	0	0	0	1071	25076
2017	0	0	0	0	0	0	0	909	25985	0	0	0	0	0	909	25985
2018	0	0	0	0	0	0	0	708	26693	0	0	0	0	0	708	26693
2019	0	0	0	0	0	0	0	541	27234	0	0	0	0	0	541	27234
2020	0	0	0	0	0	0	0	401	27634	0	0	0	0	0	401	27634
2021	0	0	0	0	0	0	0	284	27918	0	0	0	0	0	284	27918
2022	0	0	0	0	0	0	0	119	28037	0	121	0	0	0	-1	27916
Totl	0	5205	0	0	0	0	5205	28037		0	121	0	0	0	27916	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	21676	19305	17319	15636	14197	11874	10090
Cash Flow	21621	19268	17294	15619	14185	11868	10087

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 4 Wells TAGO.70367 P01 H4

Table: 3

Proved
Undeveloped

CHEAL, New Zealand
4 Wells: Cheal A3X, A4, 5 & 6
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1417.0	0.0	1036	0	0.0	0.0	0.0	0.0	0.0	0.0	1589.7
Co Int	432.2	0.0	316	0	0.0	0.0	0.0	0.0	0.0	0.0	484.8
Co Net	371.9	0.0	272	0	0.0	0.0	0.0	0.0	0.0	0.0	417.3

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US
0.0	3759	11734	0	76	0	11658
5.0	3661	9538	0	41	0	9497
7.5	3615	8663	0	31	0	8633
10.0	3570	7902	0	23	0	7879
12.5	3527	7234	0	17	0	7217
15.0	3485	6646	0	13	0	6633
20.0	3406	5658	0	8	0	5650
25.0	3331	4864	0	5	0	4860

Reserve Life = 11.9 yrs   Reserve Half Life = 2.8 yrs   BOE Reserve Index = 5.2

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.75	NPV @10%/BOE($)	16.25
Return On Investment @10%	2.21	NPV @15%/BOE($)	13.68
Return On Investment @15%	1.90	NPV @10%/BOE/D(M$)	30.97
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	26.07

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	3759	0	-3759
2007	234	123	254	5683	121	0	481	0	491	0	0	0	4832
2008	219	122	239	4361	120	0	799	0	487	0	0	0	3195
2009	171	115	190	2882	115	0	510	0	446	0	0	0	2041
2010	133	94	149	2132	96	0	363	0	413	0	0	0	1452
2011	104	86	119	1693	89	0	279	0	384	0	0	0	1117
2012	81	70	93	1344	73	0	211	0	362	0	0	0	844
2013	64	62	74	1066	66	0	157	0	346	0	0	0	629
2014	52	53	61	889	57	0	122	0	336	0	0	0	488
2015	44	50	52	763	54	0	97	0	331	0	0	0	389
2016	35	39	41	610	43	0	66	0	323	0	0	0	264
2017	27	31	32	488	35	0	41	0	318	0	0	0	164
2018	22	24	26	353	25	0	19	0	281	0	0	-76	2
Totl				22263	893	0	3146	0	4517	0	3759	-76	11658
Discounted Cash Streams	@5.0%			18513	702	0	2609	0	3406	0	3661	-41	9497
	@10.0%			15781	569	0	2210	0	2669	0	3570	-23	7879
	@15.0%			13721	473	0	1904	0	2159	0	3485	-13	6633
	@20.0%			12120	402	0	1664	0	1795	0	3406	-8	5650

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 4 Wells TAGO.70367 P02 H1

Table: 3

Proved
Undeveloped

CHEAL, New Zealand
4 Wells: Cheal A3X, A4, 5 & 6
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR
PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	4.0	767	280.0	85.4	78.3	66.55	147	45	41	2.70
2008	4.0	718	261.9	79.9	65.6	54.59	146	44	37	2.70
2009	4.0	560	204.6	62.4	51.8	46.19	138	42	35	2.74
2010	4.0	438	159.8	48.7	40.8	43.76	113	34	29	2.78
2011	4.0	342	124.8	38.1	32.1	44.48	103	31	26	2.82
2012	4.0	267	97.5	29.7	25.3	45.20	83	25	22	2.86
2013	4.0	208	76.1	23.2	20.0	45.94	74	23	19	2.91
2014	4.0	171	62.4	19.0	16.6	46.69	63	19	17	2.95
2015	4.0	144	52.7	16.1	14.2	47.45	59	18	16	3.00
2016	4.0	114	41.5	12.7	11.4	48.22	47	14	13	3.04
2017	4.0	89	32.7	10.0	9.2	49.01	37	11	10	3.09
2018	4.0	71	23.2	7.1	6.7	49.80	26	8	8	3.13
Totl			1417.0	432.2	371.9		1036	316	272	

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 4 Wells TAGO.70367 P03 H2

Table: 3

Proved
Undeveloped

CHEAL, New Zealand
4 Wells: Cheal A3X, A4, 5 & 6
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	5683	121	0	0	0	0	481	0	0	0	0	0	491	0	0	4832
2008	4361	120	0	0	0	0	799	0	0	0	0	0	487	0	0	3195
2009	2882	115	0	0	0	0	510	0	0	0	0	0	446	0	0	2041
2010	2132	96	0	0	0	0	363	0	0	0	0	0	413	0	0	1452
2011	1693	89	0	0	0	0	279	0	0	0	0	0	384	0	0	1117
2012	1344	73	0	0	0	0	211	0	0	0	0	0	362	0	0	844
2013	1066	66	0	0	0	0	157	0	0	0	0	0	346	0	0	629
2014	889	57	0	0	0	0	122	0	0	0	0	0	336	0	0	488
2015	763	54	0	0	0	0	97	0	0	0	0	0	331	0	0	389
2016	610	43	0	0	0	0	66	0	0	0	0	0	323	0	0	264
2017	488	35	0	0	0	0	41	0	0	0	0	0	318	0	0	164
2018	353	25	0	0	0	0	19	0	0	0	0	0	281	0	0	77
Totl	22263	893	0	0	0	0	3146	0	0	0	0	0	4517	0	0	15493

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	3759	0	0	0	0	3759	-3759	-3759	0	0	0	0	0	-3759	-3759
2007	0	0	0	0	0	0	0	4832	1073	0	0	0	0	0	4832	1073
2008	0	0	0	0	0	0	0	3195	4268	0	0	0	0	0	3195	4268
2009	0	0	0	0	0	0	0	2041	6309	0	0	0	0	0	2041	6309
2010	0	0	0	0	0	0	0	1452	7761	0	0	0	0	0	1452	7761
2011	0	0	0	0	0	0	0	1117	8879	0	0	0	0	0	1117	8879
2012	0	0	0	0	0	0	0	844	9722	0	0	0	0	0	844	9722
2013	0	0	0	0	0	0	0	629	10352	0	0	0	0	0	629	10352
2014	0	0	0	0	0	0	0	488	10839	0	0	0	0	0	488	10839
2015	0	0	0	0	0	0	0	389	11228	0	0	0	0	0	389	11228
2016	0	0	0	0	0	0	0	264	11492	0	0	0	0	0	264	11492
2017	0	0	0	0	0	0	0	164	11656	0	0	0	0	0	164	11656
2018	0	0	0	0	0	0	0	77	11734	0	76	0	0	0	2	11658
Totl	0	3759	0	0	0	0	3759	11734		0	76	0	0	0	11658	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	9538	8663	7902	7234	6646	5658	4864
Cash Flow	9497	8633	7879	7217	6633	5650	4860

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 6 Wells PB TAGO.70367 P05 H4

Table: 3

Probable Undeveloped

CHEAL, New Zealand
6 Wells: Cheal A3X, A4, 5, 6, 7 & 8
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1603.0	0.0	1362	0	0.0	0.0	0.0	0.0	0.0	0.0	1830.0
Co Int	488.9	0.0	415	0	0.0	0.0	0.0	0.0	0.0	0.0	558.2
Co Net	406.3	0.0	346	0	0.0	0.0	0.0	0.0	0.0	0.0	464.0

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US
0.0	1446	16304	0	45	0	16259
5.0	1369	12137	0	13	0	12124
7.5	1333	10642	0	7	0	10636
10.0	1299	9417	0	3	0	9415
12.5	1266	8402	0	0	0	8402
15.0	1236	7551	0	-1	0	7552
20.0	1178	6216	0	-2	0	6217
25.0	1125	5226	0	-1	0	5227

Reserve Life = 15.6 yrs Reserve Half Life = 5.0 yrs BOE Reserve Index = 14.8

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.92	NPV @10%/BOE($)	16.87
Return On Investment @10%	7.25	NPV @15%/BOE($)	13.53
Return On Investment @15%	6.11	NPV @10%/BOE/D(M$)	91.13
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	73.10

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	95	50	103	2308	49	0	270	0	135	0	1446	0	506
2008	171	96	187	3406	94	0	655	0	225	0	0	0	2620
2009	154	104	171	2598	104	0	498	0	213	0	0	0	1991
2010	138	98	154	2197	99	0	419	0	199	0	0	0	1678
2011	122	100	138	1977	103	0	379	0	184	0	0	0	1517
2012	107	92	122	1766	96	0	339	0	169	0	0	0	1355
2013	94	91	109	1569	97	0	302	0	155	0	0	0	1208
2014	79	79	92	1344	85	0	258	0	139	0	0	0	1032
2015	65	73	77	1129	80	0	217	0	123	0	0	0	869
2016	60	67	71	1052	75	0	202	0	118	0	0	0	807
2017	55	61	65	975	69	0	186	0	112	0	0	0	745
2018	47	53	56	862	61	0	158	0	135	0	0	76	707
2019	55	61	65	1009	71	0	135	0	405	0	0	0	541
2020	45	50	53	838	59	0	100	0	396	0	0	0	401
2021	36	41	43	696	49	0	71	0	390	0	0	0	284
2022	31	35	37	351	25	0	30	0	226	0	0	-121	-1
Totl				24076	1217	0	4219	0	3325	0	1446	-45	16259
Discounted @5.0%				17961	851	0	3169	0	2137	0	1369	-13	12124
Cash @10.0%				14051	626	0	2481	0	1480	0	1299	-3	9415
Streams @15.0%				11405	481	0	2008	0	1092	0	1236	1	7552
@20.0%				9526	383	0	1668	0	848	0	1178	2	6217

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 6 Wells PB TAGO.70367 P06 H1

Table: 3

Probable
Undeveloped

CHEAL, New Zealand
6 Wells: Cheal A3X, A4, 5, 6, 7 & 8
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR
PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	2.0	311	113.7	34.7	30.7	66.55	60	18	16	2.70
2008	2.0	560	204.6	62.4	50.7	54.59	114	35	28	2.70
2009	2.0	505	184.4	56.2	45.9	46.19	124	38	31	2.74
2010	2.0	451	164.6	50.2	41.0	43.76	117	36	29	2.78
2011	2.0	399	145.7	44.4	36.3	44.48	120	37	30	2.82
2012	2.0	351	128.1	39.1	32.0	45.20	110	34	27	2.86
2013	2.0	307	112.0	34.1	28.0	45.94	109	33	27	2.91
2014	2.0	259	94.4	28.8	23.6	46.69	95	29	24	2.95
2015	2.0	214	78.0	23.8	19.5	47.45	88	27	22	3.00
2016	2.0	196	71.5	21.8	17.9	48.22	80	25	20	3.04
2017	2.0	179	65.2	19.9	16.3	49.01	73	22	18	3.09
2018	2.0	156	56.8	17.3	14.4	49.80	64	19	16	3.13
2019	6.0	179	65.4	19.9	17.4	50.61	74	22	20	3.18
2020	6.0	146	53.4	16.3	14.5	51.43	60	18	16	3.23
2021	6.0	120	43.7	13.3	12.0	52.26	49	15	14	3.28
2022	6.0	102	21.7	6.6	6.1	53.10	24	7	7	3.32
Totl			1603.0	488.9	406.3		1362	415	346	

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 6 Wells PB TAGO.70367 P07 H2

Table: 3

Probable
Undeveloped

CHEAL, New Zealand
6 Wells: Cheal A3X, A4, 5, 6, 7 & 8
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR
FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	2308	49	0	0	0	0	270	0	0	0	0	0	135	0	0	1952
2008	3406	94	0	0	0	0	655	0	0	0	0	0	225	0	0	2620
2009	2598	104	0	0	0	0	498	0	0	0	0	0	213	0	0	1991
2010	2197	99	0	0	0	0	419	0	0	0	0	0	199	0	0	1678
2011	1977	103	0	0	0	0	379	0	0	0	0	0	184	0	0	1517
2012	1766	96	0	0	0	0	339	0	0	0	0	0	169	0	0	1355
2013	1569	97	0	0	0	0	302	0	0	0	0	0	155	0	0	1208
2014	1344	85	0	0	0	0	258	0	0	0	0	0	139	0	0	1032
2015	1129	80	0	0	0	0	217	0	0	0	0	0	123	0	0	869
2016	1052	75	0	0	0	0	202	0	0	0	0	0	118	0	0	807
2017	975	69	0	0	0	0	186	0	0	0	0	0	112	0	0	745
2018	862	61	0	0	0	0	158	0	0	0	0	0	135	0	0	631
2019	1009	71	0	0	0	0	135	0	0	0	0	0	405	0	0	541
2020	838	59	0	0	0	0	100	0	0	0	0	0	396	0	0	401
2021	696	49	0	0	0	0	71	0	0	0	0	0	390	0	0	284
2022	351	25	0	0	0	0	30	0	0	0	0	0	226	0	0	119
Totl	24076	1217	0	0	0	0	4219	0	0	0	0	0	3325	0	0	17749

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	0	1446	0	0	0	0	1446	506	506	0	0	0	0	0	506	506
2008	0	0	0	0	0	0	0	2620	3126	0	0	0	0	0	2620	3126
2009	0	0	0	0	0	0	0	1991	5117	0	0	0	0	0	1991	5117
2010	0	0	0	0	0	0	0	1678	6795	0	0	0	0	0	1678	6795
2011	0	0	0	0	0	0	0	1517	8312	0	0	0	0	0	1517	8312
2012	0	0	0	0	0	0	0	1355	9667	0	0	0	0	0	1355	9667
2013	0	0	0	0	0	0	0	1208	10875	0	0	0	0	0	1208	10875
2014	0	0	0	0	0	0	0	1032	11908	0	0	0	0	0	1032	11908
2015	0	0	0	0	0	0	0	869	12777	0	0	0	0	0	869	12777
2016	0	0	0	0	0	0	0	807	13583	0	0	0	0	0	807	13583
2017	0	0	0	0	0	0	0	745	14329	0	0	0	0	0	745	14329
2018	0	0	0	0	0	0	0	631	14959	0	-76	0	0	0	707	15035
2019	0	0	0	0	0	0	0	541	15500	0	0	0	0	0	541	15576
2020	0	0	0	0	0	0	0	401	15901	0	0	0	0	0	401	15976
2021	0	0	0	0	0	0	0	284	16184	0	0	0	0	0	284	16260
2022	0	0	0	0	0	0	0	119	16304	0	121	0	0	0	-1	16259
Totl	0	1446	0	0	0	0	1446	16304		0	45	0	0	0	16259	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	12137	10642	9417	8402	7551	6216	5226
Cash Flow	12124	10636	9415	8402	7552	6217	5227

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 7 Wells PS TAGO.70367 P09 H4

Table: 3

Possible
Undeveloped

CHEAL, New Zealand
7 Wells: Cheal A3X, A4, 5, 6, 7, 8 & 9
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR
SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1385.5	0.0	1242	0	0.0	0.0	0.0	0.0	0.0	0.0	1592.5
Co Int	422.6	0.0	379	0	0.0	0.0	0.0	0.0	0.0	0.0	485.7
Co Net	350.4	0.0	315	0	0.0	0.0	0.0	0.0	0.0	0.0	402.9

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US
0.0	391	15149	0	27	0	15123
5.0	370	10707	0	3	0	10704
7.5	360	9224	0	-1	0	9225
10.0	351	8056	0	-2	0	8058
12.5	342	7118	0	-3	0	7121
15.0	334	6354	0	-2	0	6356
20.0	318	5193	0	-2	0	5195
25.0	304	4361	0	-1	0	4362

Reserve Life = 18.6 yrs Reserve Half Life = 6.3 yrs BOE Reserve Index = 18.6

Profitability Indices

	Before Tax		Before Tax
Payout (yrs)	0.17	NPV @10%/BOE($)	16.59
Return On Investment @10%	22.95	NPV @15%/BOE($)	13.09
Return On Investment @15%	19.04	NPV @10%/BOE/D(M$)	112.89
Investment Return Rate(%)	>100	NPV @15%/BOE/D(M$)	89.05

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	66	34	71	1594	34	0	185	0	88	0	391	0	965
2008	117	66	128	2337	65	0	451	0	148	0	0	0	1803
2009	109	73	121	1833	73	0	353	0	143	0	0	0	1410
2010	100	71	112	1596	72	0	306	0	137	0	0	0	1225
2011	91	75	104	1482	78	0	286	0	129	0	0	0	1144
2012	83	71	95	1369	75	0	264	0	121	0	0	0	1058
2013	75	73	87	1257	78	0	244	0	114	0	0	0	977
2014	68	68	79	1151	73	0	224	0	106	0	0	0	894
2015	61	68	72	1050	75	0	205	0	99	0	0	0	820
2016	51	57	60	895	64	0	174	0	87	0	0	0	697
2017	42	48	50	760	54	0	147	0	77	0	0	0	589
2018	39	44	47	717	51	0	139	0	74	0	0	0	555
2019	36	41	43	670	47	0	129	0	71	0	0	0	518
2020	36	40	42	667	47	0	129	0	71	0	0	0	515
2021	34	38	40	650	46	0	125	0	70	0	0	0	501
2022	41	46	48	791	56	0	125	0	223	0	0	121	620
2023	49	55	58	970	68	0	119	0	442	0	0	0	477
2024	41	46	49	823	58	0	89	0	436	0	0	0	356
2025	36	40	43	384	27	0	36	0	229	0	0	-147	-2
Totl				20998	1139	0	3731	0	2865	0	391	-27	15123
Discounted @5.0%				14626	737	0	2623	0	1663	0	370	-3	10704
Cash @10.0%				10932	514	0	1962	0	1077	0	351	2	8058
Streams @15.0%				8611	380	0	1539	0	764	0	334	2	6356
@20.0%				7049	294	0	1251	0	580	0	318	2	5195

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 7 Wells PS TAGO.70367 P10 H1

Table: 3

Possible
Undeveloped

CHEAL, New Zealand
7 Wells: Cheal A3X, A4, 5, 6, 7, 8 & 9
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR
PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	1.0	215	78.5	24.0	21.2	66.55	41	13	11	2.70
2008	1.0	385	140.4	42.8	34.8	54.59	79	24	19	2.70
2009	1.0	356	130.1	39.7	32.3	46.19	88	27	22	2.74
2010	1.0	328	119.6	36.5	29.8	43.76	85	26	21	2.78
2011	1.0	299	109.3	33.3	27.2	44.48	90	27	22	2.82
2012	1.0	272	99.3	30.3	24.7	45.20	85	26	21	2.86
2013	1.0	246	89.7	27.4	22.4	45.94	87	27	22	2.91
2014	1.0	221	80.8	24.6	20.1	46.69	82	25	20	2.95
2015	1.0	199	72.6	22.1	18.1	47.45	82	25	20	3.00
2016	1.0	167	60.9	18.6	15.2	48.22	68	21	17	3.04
2017	1.0	139	50.8	15.5	12.7	49.01	57	17	14	3.09
2018	1.0	129	47.2	14.4	11.8	49.80	53	16	13	3.13
2019	1.0	119	43.4	13.2	10.9	50.61	49	15	12	3.18
2020	1.0	117	42.5	13.0	10.6	51.43	48	15	12	3.23
2021	1.0	112	40.8	12.4	10.2	52.26	46	14	11	3.28
2022	7.0	134	48.9	14.9	12.7	53.10	55	17	14	3.32
2023	7.0	161	58.9	18.0	15.9	53.96	66	20	18	3.37
2024	7.0	135	49.2	15.0	13.5	54.83	55	17	15	3.43
2025	7.0	117	22.6	6.9	6.3	55.71	25	8	7	3.48
Totl			1385.5	422.6	350.4		1242	379	315	

Sproule

060529 9:57 V4:V060430in06$s 1 sc 01 7 Wells PS TAGO.70367 P11 H2

Table: 3

Possible
Undeveloped

CHEAL, New Zealand
7 Wells: Cheal A3X, A4, 5, 6, 7, 8 & 9
Zone: MT. MESSENGER, Prodn Start Jan 01, 2007
30.5 PCT WI SUB AVR/APR
FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
----	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	1594	34	0	0	0	0	185	0	0	0	0	0	88	0	0	1356
2008	2337	65	0	0	0	0	451	0	0	0	0	0	148	0	0	1803
2009	1833	73	0	0	0	0	353	0	0	0	0	0	143	0	0	1410
2010	1596	72	0	0	0	0	306	0	0	0	0	0	137	0	0	1225
2011	1482	78	0	0	0	0	286	0	0	0	0	0	129	0	0	1144
2012	1369	75	0	0	0	0	264	0	0	0	0	0	121	0	0	1058
2013	1257	78	0	0	0	0	244	0	0	0	0	0	114	0	0	977
2014	1151	73	0	0	0	0	224	0	0	0	0	0	106	0	0	894
2015	1050	75	0	0	0	0	205	0	0	0	0	0	99	0	0	820
2016	895	64	0	0	0	0	174	0	0	0	0	0	87	0	0	697
2017	760	54	0	0	0	0	147	0	0	0	0	0	77	0	0	589
2018	717	51	0	0	0	0	139	0	0	0	0	0	74	0	0	555
2019	670	47	0	0	0	0	129	0	0	0	0	0	71	0	0	518
2020	667	47	0	0	0	0	129	0	0	0	0	0	71	0	0	515
2021	650	46	0	0	0	0	125	0	0	0	0	0	70	0	0	501
2022	791	56	0	0	0	0	125	0	0	0	0	0	223	0	0	499
2023	970	68	0	0	0	0	119	0	0	0	0	0	442	0	0	477
2024	823	58	0	0	0	0	89	0	0	0	0	0	436	0	0	356
2025	384	27	0	0	0	0	36	0	0	0	0	0	229	0	0	146
Totl	20998	1139	0	0	0	0	3731	0	0	0	0	0	2865	0	0	15540

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
----	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	0	391	0	0	0	0	391	965	965	0	0	0	0	0	965	965
2008	0	0	0	0	0	0	0	1803	2767	0	0	0	0	0	1803	2767
2009	0	0	0	0	0	0	0	1410	4178	0	0	0	0	0	1410	4178
2010	0	0	0	0	0	0	0	1225	5403	0	0	0	0	0	1225	5403
2011	0	0	0	0	0	0	0	1144	6547	0	0	0	0	0	1144	6547
2012	0	0	0	0	0	0	0	1058	7605	0	0	0	0	0	1058	7605
2013	0	0	0	0	0	0	0	977	8582	0	0	0	0	0	977	8582
2014	0	0	0	0	0	0	0	894	9476	0	0	0	0	0	894	9476
2015	0	0	0	0	0	0	0	820	10297	0	0	0	0	0	820	10297
2016	0	0	0	0	0	0	0	697	10994	0	0	0	0	0	697	10994
2017	0	0	0	0	0	0	0	589	11583	0	0	0	0	0	589	11583
2018	0	0	0	0	0	0	0	555	12139	0	0	0	0	0	555	12139
2019	0	0	0	0	0	0	0	518	12656	0	0	0	0	0	518	12656
2020	0	0	0	0	0	0	0	515	13171	0	0	0	0	0	515	13171
2021	0	0	0	0	0	0	0	501	13672	0	0	0	0	0	501	13672
2022	0	0	0	0	0	0	0	499	14171	0	-121	0	0	0	620	14292
2023	0	0	0	0	0	0	0	477	14648	0	0	0	0	0	477	14769
2024	0	0	0	0	0	0	0	356	15004	0	0	0	0	0	356	15125
2025	0	0	0	0	0	0	0	146	15149	0	147	0	0	0	-2	15123
Totl	0	391	0	0	0	0	391	15149		0	27	0	0	0	15123	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	10707	9224	8056	7118	6354	5193	4361
Cash Flow	10704	9225	8058	7121	6356	5195	4362

Sproule

Constant Prices and Costs — Page 1

Constant Prices and Costs

Tables C-1, on the following page, summarizes our evaluation based on constant prices and costs, of the P&NG reserves of TAG Oil Ltd., as of April 30, 2006. The values of the solution gas reserves have been included in the values of the oil reserves.

Forecasts of cash flow for the constant price case are included as Table C-2.

The constant prices used in this specific evaluation are based on the April 30, 2006 actual posted oil price for WTI, as determined by Sproule International Limited, and the expected initial gas price for solution gas. The constant prices used in this report are as follows:

Oil: West Texas Intermediate (WTI)	$US 71.89 per barrel

Natural Gas:	$US 2.70 per Mcf

Appropriate adjustments have been made to the constant crude oil price in the forecasts of cash flow to account for quality and transportation. The above constant natural gas price has been adjusted for heating value.

The remaining assumptions relating to the calculation and evaluation of the reserves in the constant case are the same as those presented in the forecast prices and costs case.

The values of the reserves presented in this constant price and cost evaluation should not be taken out of context. They were prepared under the guidelines of National Instrument 51-101 Constant Prices and Costs, and do not reflect our opinion of the market value of these reserves.

Table: C-1

TAG OIL LTD. Summary of the Evaluation of the Company's P&NG Reserves In the Cheal Area of New Zealand (As of April 30, 2006)
	Remaining Reserves			Net Present Values After Income Taxes (M$US)
		Company
	Gross	Gross	Net	At 0%	At 5.0%	At 10.0%	At 15.0%
Light/Medium Oil (Mbbl)
Proved Undeveloped	1,417.0	432.2	365.8	10,343	8,072	6,412	5,163
Total Proved	1,417.0	432.2	365.8	10,343	8,072	6,412	5,163
Total Probable	1,603.0	488.9	401.6	14,028	10,285	7,852	6,193
Total Possible	1,385.5	422.6	346.5	12,733	8,916	6,639	5,179
Total	4,405.5	1,343.7	1,113.9	37,104	27,273	20,903	16,535
Solution Gas (MMcf) - values included with lt/med oil -
Proved Undeveloped	1,036	316	267
Total Proved	1,036	316	267
Total Probable	1,362	415	341
Total Possible	1,242	379	311
Total	3,640	1,110	919
Corporate
Proved Undeveloped				711	675	642	611
Total Proved				711	675	642	611
Total Probable				9	5	3	1
Total Possible				-11	-4	-1	-1
Total				709	676	643	612
GRAND TOTAL (Mboe)
Proved Undeveloped	1,589.7	484.8	410.3	11,054	8,748	7,054	5,773
Total Proved	1,589.7	484.8	410.3	11,054	8,748	7,054	5,773
Total Probable	1,830.0	558.2	458.5	14,037	10,289	7,855	6,194
Total Possible	1,592.5	485.7	398.2	12,722	8,912	6,638	5,179
Total	5,012.2	1,528.7	1,267.0	37,813	27,949	21,546	17,146

Table: C-1A

TAG OIL LTD.
Summary of the Evaluation of the Company's P&NG Reserves
In the Cheal Area of New Zealand
(As of April 30, 2006)
	Remaining Reserves			Net Present Values
		Company		Before Income Taxes (M$US)
	Gross	Gross	Net	At 0%	At 5.0%	At 10.0%	At 15.0%
Light/Medium Oil (Mbbl)
Proved Undeveloped	1,417.0	432.2	365.8	17,724	14,222	11,659	9,726
Total Proved	1,417.0	432.2	365.8	17,724	14,222	11,659	9,726
Total Probable	1,603.0	488.9	401.6	23,955	17,689	13,621	10,845
Total Possible	1,385.5	422.6	346.5	21,640	15,174	11,320	8,851
Total	4,405.5	1,343.7	1,113.9	63,319	47,084	36,600	29,421
Solution Gas (MMcf) - values included with lt/med oil -
Proved Undeveloped	1,036	316	267
Total Proved	1,036	316	267
Total Probable	1,362	415	341
Total Possible	1,242	379	311
Total	3,640	1,110	919
GRAND TOTAL (Mboe)
Proved Undeveloped	1,589.7	484.8	410.3	17,724	14,222	11,659	9,726
Total Proved	1,589.7	484.8	410.3	17,724	14,222	11,659	9,726
Total Probable	1,830.0	558.2	458.5	23,955	17,689	13,621	10,845
Total Possible	1,592.5	485.7	398.2	21,640	15,174	11,320	8,851
Total	5,012.2	1,528.7	1,267.0	63,319	47,084	36,600	29,421

060529 10:12 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P01 H4

Table: C-2

Proved + Probable + Possible

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	4405.5	0.0	3640	0	0.0	0.0	0.0	0.0	0.0	0.0	5012.2
Co Int	1343.7	0.0	1110	0	0.0	0.0	0.0	0.0	0.0	0.0	1528.7
Co Net	1113.9	0.0	919	0	0.0	0.0	0.0	0.0	0.0	0.0	1267.0

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	5551	63425	0	107	0	63319	25505	37813
5.0	5357	47126	0	42	0	47084	19135	27949
7.5	5267	41341	0	26	0	41314	16886	24428
10.0	5180	36617	0	17	0	36600	15054	21546
12.5	5096	32707	0	11	0	32696	13541	19155
15.0	5016	29429	0	7	0	29421	12275	17146
20.0	4865	24271	0	3	0	24268	10287	13980
25.0	4725	20424	0	1	0	20423	8807	11615

Reserve Life = 18.6 yrs Reserve Half Life = 4.5 yrs BOE Reserve Index = 9.8

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.75	1.00	NPV @10%/BOE($)	23.94	14.09
Return On Investment @10%	7.07	4.16	NPV @15%/BOE($)	19.25	11.22
Return On Investment @15%	5.87	3.42	NPV @10%/BOE/D(M$)	85.29	50.21
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	68.56	39.96

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	3759	0	-3759	0	-3759
2007	395	207	429	9778	204	0	956	0	697	0	1792	0	6537	2082	4455
2008	507	283	554	12565	279	0	2405	0	819	0	0	0	9620	3707	5914
2009	434	293	482	10747	289	0	2058	0	744	0	0	0	8233	3134	5099
2010	371	263	415	9193	259	0	1755	0	678	0	0	0	7019	2634	4386
2011	317	262	361	7863	258	0	1500	0	623	0	0	0	5999	2213	3786
2012	271	233	310	6725	230	0	1276	0	573	0	0	0	5106	1844	3261
2013	232	226	270	5752	223	0	1088	0	532	0	0	0	4354	1535	2819
2014	199	200	232	4920	197	0	924	0	496	0	0	0	3697	1525	2172
2015	170	191	202	4209	188	0	786	0	466	0	0	0	3146	1298	1848
2016	145	163	173	3600	161	0	665	0	438	0	0	0	2659	1097	1562
2017	124	140	148	3080	138	0	561	0	414	0	0	0	2242	925	1317
2018	106	120	126	2634	118	0	472	0	394	0	0	0	1887	778	1108
2019	91	102	108	2253	101	0	395	0	377	0	0	0	1582	652	929
2020	80	90	95	1987	89	0	342	0	365	0	0	0	1369	565	804
2021	71	79	84	1748	78	0	295	0	354	0	0	0	1178	486	692
2022	59	66	70	1461	65	0	237	0	341	0	0	0	948	391	557
2023	49	55	58	1220	55	0	189	0	330	0	0	0	756	312	444
2024	41	46	49	1019	46	0	149	0	321	0	0	0	595	246	350
2025	36	40	43	468	21	0	65	0	166	0	0	-107	152	71	80
Subt				91222	2998	0	16118	0	9126	0	5551	-107	63319	25494	37824
Rem.				0	0	0	0	0	0	0	0	0	0	11	-11
Totl				91222	2998	0	16118	0	9126	0	5551	-107	63319	25505	37813
Discounted	@5.0%			68663	2142	0	12051	0	6271	0	5357	-42	47084	19135	27949
Cash	@10.0%			54236	1617	0	9429	0	4627	0	5180	-17	36600	15054	21546
Streams	@15.0%			44413	1274	0	7637	0	3605	0	5016	-7	29421	12275	17146
	@20.0%			37376	1037	0	6352	0	2925	0	4865	-3	24268	10287	13980

Using CONSTANT prices & costs

Sproule

060529 10:12 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P02 H1

Table: C-2

Proved + Probable + Possible

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

Year	Light/Medium Oil: Wells	Daily	Gross	Co Int	Co Net	Price	Solution Pipeline Gas: Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	7.0	1294	472.2	144.0	130.2	67.89	248	76	68	2.70
2008	7.0	1663	606.8	185.1	150.4	67.89	339	103	84	2.70
2009	7.0	1422	519.0	158.3	128.8	67.89	350	107	87	2.70
2010	7.0	1216	444.0	135.4	110.3	67.89	314	96	78	2.70
2011	7.0	1040	379.7	115.8	94.4	67.89	313	96	78	2.70
2012	7.0	890	324.8	99.1	80.9	67.89	279	85	69	2.70
2013	7.0	761	277.8	84.7	69.3	67.89	271	83	68	2.70
2014	7.0	651	237.6	72.5	59.4	67.89	240	73	60	2.70
2015	7.0	557	203.3	62.0	50.9	67.89	229	70	57	2.70
2016	7.0	476	173.9	53.0	43.7	67.89	196	60	49	2.70
2017	7.0	407	148.7	45.4	37.5	67.89	167	51	42	2.70
2018	7.0	349	127.2	38.8	32.2	67.89	143	44	36	2.70
2019	7.0	298	108.8	33.2	27.6	67.89	122	37	31	2.70
2020	7.0	263	96.0	29.3	24.4	67.89	108	33	27	2.70
2021	7.0	231	84.4	25.8	21.6	67.89	95	29	24	2.70
2022	7.0	193	70.5	21.5	18.2	67.89	79	24	20	2.70
2023	7.0	161	58.9	18.0	15.3	67.89	66	20	17	2.70
2024	7.0	135	49.2	15.0	12.9	67.89	55	17	15	2.70
2025	7.0	117	22.6	6.9	6.0	67.89	25	8	7	2.70
Totl			4405.5	1343.7	1113.9		3640	1110	919	

Using CONSTANT prices & costs

Sproule

060529 10:12 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P03 H2

Table: C-2

Proved + Probable + Possible

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	9778	204	0	0	0	0	956	0	0	0	0	0	697	0	0	8329
2008	12565	279	0	0	0	0	2405	0	0	0	0	0	819	0	0	9620
2009	10747	289	0	0	0	0	2058	0	0	0	0	0	744	0	0	8233
2010	9193	259	0	0	0	0	1755	0	0	0	0	0	678	0	0	7019
2011	7863	258	0	0	0	0	1500	0	0	0	0	0	623	0	0	5999
2012	6725	230	0	0	0	0	1276	0	0	0	0	0	573	0	0	5106
2013	5752	223	0	0	0	0	1088	0	0	0	0	0	532	0	0	4354
2014	4920	197	0	0	0	0	924	0	0	0	0	0	496	0	0	3697
2015	4209	188	0	0	0	0	786	0	0	0	0	0	466	0	0	3146
2016	3600	161	0	0	0	0	665	0	0	0	0	0	438	0	0	2659
2017	3080	138	0	0	0	0	561	0	0	0	0	0	414	0	0	2242
2018	2634	118	0	0	0	0	472	0	0	0	0	0	394	0	0	1887
2019	2253	101	0	0	0	0	395	0	0	0	0	0	377	0	0	1582
2020	1987	89	0	0	0	0	342	0	0	0	0	0	365	0	0	1369
2021	1748	78	0	0	0	0	295	0	0	0	0	0	354	0	0	1178
2022	1461	65	0	0	0	0	237	0	0	0	0	0	341	0	0	948
2023	1220	55	0	0	0	0	189	0	0	0	0	0	330	0	0	756
2024	1019	46	0	0	0	0	149	0	0	0	0	0	321	0	0	595
2025	468	21	0	0	0	0	65	0	0	0	0	0	166	0	0	258
Totl	91222	2998	0	0	0	0	16118	0	0	0	0	0	9126	0	0	68976

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	3759	0	0	0	0	3759	-3759	-3759	0	0	0	0	0	-3759	-3759
2007	0	1792	0	0	0	0	1792	6537	2778	0	0	0	0	0	6537	2778
2008	0	0	0	0	0	0	0	9620	12398	0	0	0	0	0	9620	12398
2009	0	0	0	0	0	0	0	8233	20631	0	0	0	0	0	8233	20631
2010	0	0	0	0	0	0	0	7019	27650	0	0	0	0	0	7019	27650
2011	0	0	0	0	0	0	0	5999	33649	0	0	0	0	0	5999	33649
2012	0	0	0	0	0	0	0	5106	38755	0	0	0	0	0	5106	38755
2013	0	0	0	0	0	0	0	4354	43109	0	0	0	0	0	4354	43109
2014	0	0	0	0	0	0	0	3697	46806	0	0	0	0	0	3697	46806
2015	0	0	0	0	0	0	0	3146	49951	0	0	0	0	0	3146	49951
2016	0	0	0	0	0	0	0	2659	52610	0	0	0	0	0	2659	52610
2017	0	0	0	0	0	0	0	2242	54853	0	0	0	0	0	2242	54853
2018	0	0	0	0	0	0	0	1887	56739	0	0	0	0	0	1887	56739
2019	0	0	0	0	0	0	0	1582	58321	0	0	0	0	0	1582	58321
2020	0	0	0	0	0	0	0	1369	59690	0	0	0	0	0	1369	59690
2021	0	0	0	0	0	0	0	1178	60868	0	0	0	0	0	1178	60868
2022	0	0	0	0	0	0	0	948	61816	0	0	0	0	0	948	61816
2023	0	0	0	0	0	0	0	756	62572	0	0	0	0	0	756	62572
2024	0	0	0	0	0	0	0	595	63167	0	0	0	0	0	595	63167
2025	0	0	0	0	0	0	0	258	63425	0	107	0	0	0	152	63319
Totl	0	5551	0	0	0	0	5551	63425		0	107	0	0	0	63319	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	47126	41341	36617	32707	29429	24271	20424
Cash Flow	47084	41314	36600	32696	29421	24268	20423

Using CONSTANT prices & costs

Sproule

060529 10:12 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P01 H4

Table: C-2A

Proved + Probable

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	3020.0	0.0	2398	0	0.0	0.0	0.0	0.0	0.0	0.0	3419.7
Co Int	921.1	0.0	731	0	0.0	0.0	0.0	0.0	0.0	0.0	1043.0
Co Net	767.4	0.0	608	0	0.0	0.0	0.0	0.0	0.0	0.0	868.8

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	5170	41770	0	92	0	41679	16587	25092
5.0	4996	31952	0	41	0	31911	12874	19037
7.5	4915	28324	0	28	0	28296	11508	16788
10.0	4837	25300	0	19	0	25280	10372	14909
12.5	4762	22750	0	13	0	22737	9416	13321
15.0	4690	20580	0	9	0	20571	8603	11968
20.0	4555	17102	0	5	0	17097	7303	9795
25.0	4429	14456	0	2	0	14454	6314	8140

Reserve Life = 15.6 yrs Reserve Half Life = 3.9 yrs BOE Reserve Index = 8.0

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.83	1.00	NPV @10%/BOE($)	24.24	14.29
Return On Investment @10%	5.23	3.08	NPV @15%/BOE($)	19.72	11.47
Return On Investment @15%	4.39	2.55	NPV @10%/BOE/D(M$)	70.67	41.68
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	57.50	33.45

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	3759	0	-3759	0	-3759
2007	329	173	358	8151	170	0	767	0	611	0	1411	0	5532	1581	3952
2008	390	217	426	9659	214	0	1839	0	677	0	0	0	7357	2791	4566
2009	325	219	362	8054	216	0	1532	0	611	0	0	0	6127	2284	3843
2010	271	192	303	6716	189	0	1270	0	554	0	0	0	5081	1852	3229
2011	226	186	257	5601	184	0	1055	0	507	0	0	0	4222	1498	2724
2012	188	162	215	4670	159	0	873	0	467	0	0	0	3490	1196	2294
2013	157	153	183	3894	151	0	722	0	434	0	0	0	2889	948	1940
2014	131	132	153	3247	130	0	594	0	405	0	0	0	2377	981	1397
2015	109	123	130	2707	121	0	489	0	382	0	0	0	1957	807	1150
2016	94	106	112	2340	105	0	416	0	365	0	0	0	1663	686	977
2017	82	92	97	2027	91	0	353	0	351	0	0	0	1413	583	830
2018	67	75	79	1656	74	0	279	0	334	0	0	0	1117	461	656
2019	55	61	65	1354	61	0	219	0	321	0	0	0	875	361	514
2020	45	50	53	1106	49	0	169	0	309	0	0	0	677	279	398
2021	36	41	43	904	40	0	129	0	300	0	0	0	515	213	303
2022	31	35	37	449	20	0	59	0	172	0	0	-92	146	68	78
Totl				62533	1975	0	10766	0	6802	0	5170	-92	41679	16587	25092
Discounted @5.0%				48679	1468	0	8316	0	4882	0	4996	-41	31911	12874	19037
Cash @10.0%				39357	1140	0	6657	0	3703	0	4837	-19	25280	10372	14909
Streams @15.0%				32769	917	0	5480	0	2935	0	4690	-9	20571	8603	11968
@20.0%				27918	758	0	4613	0	2407	0	4555	-5	17097	7303	9795

Using CONSTANT prices & costs

Sproule

060529 10:12   V4:X060331 in 06$ 2 sc   Constant - Cons - Consol   TAGO.70367 P02 H1

Table: C-2A

Proved + Probable

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	6.0	1079	393.7	120.1	109.0	67.89	207	63	57	2.70
2008	6.0	1278	466.5	142.3	115.8	67.89	260	79	65	2.70
2009	6.0	1066	389.0	118.6	96.7	67.89	263	80	65	2.70
2010	6.0	889	324.4	98.9	80.7	67.89	230	70	57	2.70
2011	6.0	741	270.5	82.5	67.4	67.89	223	68	56	2.70
2012	6.0	618	225.5	68.8	56.4	67.89	193	59	48	2.70
2013	6.0	515	188.1	57.4	47.1	67.89	183	56	46	2.70
2014	6.0	430	156.8	47.8	39.4	67.89	158	48	40	2.70
2015	6.0	358	130.7	39.9	33.0	67.89	147	45	37	2.70
2016	6.0	310	113.0	34.5	28.6	67.89	127	39	32	2.70
2017	6.0	268	97.9	29.9	24.9	67.89	110	34	28	2.70
2018	6.0	219	80.0	24.4	20.5	67.89	90	27	23	2.70
2019	6.0	179	65.4	19.9	16.9	67.89	74	22	19	2.70
2020	6.0	146	53.4	16.3	13.9	67.89	60	18	16	2.70
2021	6.0	120	43.7	13.3	11.5	67.89	49	15	13	2.70
2022	6.0	102	21.7	6.6	5.8	67.89	24	7	6	2.70
Totl			3020.0	921.1	767.4		2398	731	608	

Using CONSTANT prices & costs

Sproule

060529 10:12 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P03 H2

Table: C-2A

Proved + Probable

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	8151	170	0	0	0	0	767	0	0	0	0	0	611	0	0	6943
2008	9659	214	0	0	0	0	1839	0	0	0	0	0	677	0	0	7357
2009	8054	216	0	0	0	0	1532	0	0	0	0	0	611	0	0	6127
2010	6716	189	0	0	0	0	1270	0	0	0	0	0	554	0	0	5081
2011	5601	184	0	0	0	0	1055	0	0	0	0	0	507	0	0	4222
2012	4670	159	0	0	0	0	873	0	0	0	0	0	467	0	0	3490
2013	3894	151	0	0	0	0	722	0	0	0	0	0	434	0	0	2889
2014	3247	130	0	0	0	0	594	0	0	0	0	0	405	0	0	2377
2015	2707	121	0	0	0	0	489	0	0	0	0	0	382	0	0	1957
2016	2340	105	0	0	0	0	416	0	0	0	0	0	365	0	0	1663
2017	2027	91	0	0	0	0	353	0	0	0	0	0	351	0	0	1413
2018	1656	74	0	0	0	0	279	0	0	0	0	0	334	0	0	1117
2019	1354	61	0	0	0	0	219	0	0	0	0	0	321	0	0	875
2020	1106	49	0	0	0	0	169	0	0	0	0	0	309	0	0	677
2021	904	40	0	0	0	0	129	0	0	0	0	0	300	0	0	515
2022	449	20	0	0	0	0	59	0	0	0	0	0	172	0	0	238
Totl	62533	1975	0	0	0	0	10766	0	0	0	0	0	6802	0	0	46940

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	3759	0	0	0	0	3759	-3759	-3759	0	0	0	0	0	-3759	-3759
2007	0	1411	0	0	0	0	1411	5532	1773	0	0	0	0	0	5532	1773
2008	0	0	0	0	0	0	0	7357	9130	0	0	0	0	0	7357	9130
2009	0	0	0	0	0	0	0	6127	15257	0	0	0	0	0	6127	15257
2010	0	0	0	0	0	0	0	5081	20338	0	0	0	0	0	5081	20338
2011	0	0	0	0	0	0	0	4222	24560	0	0	0	0	0	4222	24560
2012	0	0	0	0	0	0	0	3490	28050	0	0	0	0	0	3490	28050
2013	0	0	0	0	0	0	0	2889	30938	0	0	0	0	0	2889	30938
2014	0	0	0	0	0	0	0	2377	33316	0	0	0	0	0	2377	33316
2015	0	0	0	0	0	0	0	1957	35272	0	0	0	0	0	1957	35272
2016	0	0	0	0	0	0	0	1663	36936	0	0	0	0	0	1663	36936
2017	0	0	0	0	0	0	0	1413	38349	0	0	0	0	0	1413	38349
2018	0	0	0	0	0	0	0	1117	39465	0	0	0	0	0	1117	39465
2019	0	0	0	0	0	0	0	875	40340	0	0	0	0	0	875	40340
2020	0	0	0	0	0	0	0	677	41017	0	0	0	0	0	677	41017
2021	0	0	0	0	0	0	0	515	41533	0	0	0	0	0	515	41533
2022	0	0	0	0	0	0	0	238	41770	0	92	0	0	0	146	41679
Totl	0	5170	0	0	0	0	5170	41770		0	92	0	0	0	41679	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	31952	28324	25300	22750	20580	17102	14456
Cash Flow	31911	28296	25280	22737	20571	17097	14454

Using CONSTANT prices & costs

Sproule

060529 10:12 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P01 H4

Table: C-28

Proved
Undeveloped

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1417.0	0.0	1036	0	0.0	0.0	0.0	0.0	0.0	0.0	1589.7
Co Int	432.2	0.0	316	0	0.0	0.0	0.0	0.0	0.0	0.0	484.8
Co Net	365.8	0.0	267	0	0.0	0.0	0.0	0.0	0.0	0.0	410.3

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	3759	17785	0	61	0	17724	6669	11054
5.0	3661	14255	0	33	0	14222	5474	8748
7.5	3615	12870	0	25	0	12846	5007	7839
10.0	3570	11677	0	18	0	11659	4605	7054
12.5	3527	10642	0	14	0	10628	4257	6371
15.0	3485	9736	0	11	0	9726	3952	5773
20.0	3406	8235	0	6	0	8229	3447	4781
25.0	3331	7047	0	4	0	7043	3047	3996

Reserve Life = 11.9 yrs   Reserve Half Life = 2.8 yrs   BOE Reserve Index = 5.2

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.75	1.00	NPV @10%/BOE($)	24.05	14.55
Return On Investment @10%	3.27	1.98	NPV @15%/BOE($)	20.06	11.91
Return On Investment @15%	2.79	1.66	NPV @10%/BOE/D(M$)	45.83	27.72
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	38.23	22.69

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year		Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
		bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006		0	0	0	0	0	0	0	0	0	0	3759	0	-3759	0	-3759
2007		234	123	254	5797	121	0	492	0	479	0	0	0	4948	898	4050
2008		219	122	239	5424	120	0	1016	0	464	0	0	0	4064	1499	2565
2009		171	115	190	4236	114	0	787	0	414	0	0	0	3148	1121	2027
2010		133	94	149	3308	93	0	605	0	374	0	0	0	2422	822	1600
2011		104	86	119	2584	85	0	465	0	343	0	0	0	1860	590	1270
2012		81	70	93	2018	69	0	354	0	318	0	0	0	1415	407	1008
2013		64	62	74	1576	61	0	267	0	299	0	0	0	1070	264	806
2014		52	53	61	1293	52	0	212	0	287	0	0	0	846	349	497
2015		44	50	52	1091	49	0	172	0	278	0	0	0	689	284	405
2016		35	39	41	859	38	0	126	0	268	0	0	0	504	208	296
2017		27	31	32	676	30	0	89	0	259	0	0	0	358	148	210
2018		22	24	26	481	22	0	55	0	226	0	0	-61	160	71	89
Subt					29341	853	0	4641	0	4009	0	3759	-61	17724	6660	11063
Rem.					0	0	0	0	0	0	0	0	0	0	9	-9
Totl					29341	853	0	4641	0	4009	0	3759	-61	17724	6669	11054
Discounted	@5.0%				24065	675	0	3771	0	3053	0	3661	-33	14222	5474	8748
Cash	@10.0%				20248	550	0	3137	0	2413	0	3570	-18	11659	4605	7054
Streams	@15.0%				17390	460	0	2661	0	1968	0	3485	-11	9726	3952	5773
	@20.0%				15188	392	0	2293	0	1647	0	3406	-6	8229	3447	4781

Using CONSTANT prices & costs

Sproule

060529 10:12 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P02 H1

Table: C-2B

Proved
Undeveloped

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	4.0	767	280.0	85.4	78.3	67.89	147	45	41	2.70
2008	4.0	718	261.9	79.9	65.2	67.89	146	44	36	2.70
2009	4.0	560	204.6	62.4	51.1	67.89	138	42	34	2.70
2010	4.0	438	159.8	48.7	40.0	67.89	113	34	28	2.70
2011	4.0	342	124.8	38.1	31.4	67.89	103	31	26	2.70
2012	4.0	267	97.5	29.7	24.7	67.89	83	25	21	2.70
2013	4.0	208	76.1	23.2	19.4	67.89	74	23	19	2.70
2014	4.0	171	62.4	19.0	16.0	67.89	63	19	16	2.70
2015	4.0	144	52.7	16.1	13.6	67.89	59	18	15	2.70
2016	4.0	114	41.5	12.7	10.9	67.89	47	14	12	2.70
2017	4.0	89	32.7	10.0	8.7	67.89	37	11	10	2.70
2018	4.0	71	23.2	7.1	6.3	67.89	26	8	7	2.70
Totl			1417.0	432.2	365.8		1036	316	267	

Using CONSTANT prices & costs

Sproule

060529 10:12 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P03 H2

Table: C-2B

Proved
Undeveloped

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

	Revenue						Royalties									
Year	Oil	Gas	NGL	Sul	Roy	Other	Crown	Prod	Res	Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	5797	121	0	0	0	0	492	0	0	0	0	0	479	0	0	4948
2008	5424	120	0	0	0	0	1016	0	0	0	0	0	464	0	0	4064
2009	4236	114	0	0	0	0	787	0	0	0	0	0	414	0	0	3148
2010	3308	93	0	0	0	0	605	0	0	0	0	0	374	0	0	2422
2011	2584	85	0	0	0	0	465	0	0	0	0	0	343	0	0	1860
2012	2018	69	0	0	0	0	354	0	0	0	0	0	318	0	0	1415
2013	1576	61	0	0	0	0	267	0	0	0	0	0	299	0	0	1070
2014	1293	52	0	0	0	0	212	0	0	0	0	0	287	0	0	846
2015	1091	49	0	0	0	0	172	0	0	0	0	0	278	0	0	689
2016	859	38	0	0	0	0	126	0	0	0	0	0	268	0	0	504
2017	676	30	0	0	0	0	89	0	0	0	0	0	259	0	0	358
2018	481	22	0	0	0	0	55	0	0	0	0	0	226	0	0	221
Totl	29341	853	0	0	0	0	4641	0	0	0	0	0	4009	0	0	21544

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

	Intangible		Tangible										Loan Repmt			
Year	CEE	CDE	Cl 41	Plant	Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Prin	Int	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	3759	0	0	0	0	3759	-3759	-3759	0	0	0	0	0	-3759	-3759
2007	0	0	0	0	0	0	0	4948	1188	0	0	0	0	0	4948	1188
2008	0	0	0	0	0	0	0	4064	5252	0	0	0	0	0	4064	5252
2009	0	0	0	0	0	0	0	3148	8401	0	0	0	0	0	3148	8401
2010	0	0	0	0	0	0	0	2422	10822	0	0	0	0	0	2422	10822
2011	0	0	0	0	0	0	0	1860	12682	0	0	0	0	0	1860	12682
2012	0	0	0	0	0	0	0	1415	14097	0	0	0	0	0	1415	14097
2013	0	0	0	0	0	0	0	1070	15167	0	0	0	0	0	1070	15167
2014	0	0	0	0	0	0	0	846	16013	0	0	0	0	0	846	16013
2015	0	0	0	0	0	0	0	689	16702	0	0	0	0	0	689	16702
2016	0	0	0	0	0	0	0	504	17206	0	0	0	0	0	504	17206
2017	0	0	0	0	0	0	0	358	17564	0	0	0	0	0	358	17564
2018	0	0	0	0	0	0	0	221	17785	0	61	0	0	0	160	17724
Totl	0	3759	0	0	0	0	3759	17785		0	61	0	0	0	17724	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	14255	12870	11677	10642	9736	8235	7047
Cash Flow	14222	12846	11659	10628	9726	8229	7043

Using CONSTANT prices & costs

Sproule

060529 10:11 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P01 H4

Table: C-2C

Probable

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1603.0	0.0	1362	0	0.0	0.0	0.0	0.0	0.0	0.0	1830.0
Co Int	488.9	0.0	415	0	0.0	0.0	0.0	0.0	0.0	0.0	558.2
Co Net	401.6	0.0	341	0	0.0	0.0	0.0	0.0	0.0	0.0	458.5

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	1411	23986	0	31	0	23955	9918	14037
5.0	1335	17697	0	8	0	17689	7400	10289
7.5	1300	15454	0	4	0	15450	6501	8950
10.0	1267	13622	0	1	0	13621	5766	7855
12.5	1236	12109	0	0	0	12109	5159	6950
15.0	1205	10844	0	-1	0	10845	4651	6194
20.0	1149	8867	0	-2	0	8869	3856	5013
25.0	1097	7409	0	-1	0	7410	3267	4144

Reserve Life = 15.6 yrs   Reserve Half Life = 5.0 yrs   BOE Reserve Index = 14.8

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.83	1.08	NPV @10%/BOE($)	24.40	14.07
Return On Investment @10%	10.75	6.20	NPV @15%/BOE($)	19.43	11.10
Return On Investment @15%	9.00	5.14	NPV @10%/BOE/D(M$)	131.85	76.04
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	104.98	59.96

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	95	50	103	2354	49	0	275	0	132	0	1411	0	585	683	-98
2008	171	96	187	4236	94	0	823	0	214	0	0	0	3293	1292	2001
2009	154	104	171	3818	103	0	745	0	197	0	0	0	2979	1162	1816
2010	138	98	154	3408	96	0	665	0	180	0	0	0	2660	1031	1629
2011	122	100	138	3017	99	0	590	0	164	0	0	0	2361	908	1454
2012	107	92	122	2652	91	0	519	0	148	0	0	0	2075	789	1286
2013	94	91	109	2318	90	0	455	0	134	0	0	0	1819	684	1135
2014	79	79	92	1954	78	0	383	0	118	0	0	0	1531	632	899
2015	65	73	77	1616	72	0	317	0	104	0	0	0	1267	523	745
2016	60	67	71	1481	66	0	290	0	98	0	0	0	1159	478	681
2017	55	61	65	1351	60	0	264	0	92	0	0	0	1055	435	620
2018	47	53	56	1176	53	0	224	0	109	0	0	61	957	390	567
2019	55	61	65	1354	61	0	219	0	321	0	0	0	875	352	523
2020	45	50	53	1106	49	0	169	0	309	0	0	0	677	279	398
2021	36	41	43	904	40	0	129	0	300	0	0	0	515	213	303
2022	31	35	37	449	20	0	59	0	172	0	0	-92	146	68	78
Totl				33192	1122	0	6126	0	2793	0	1411	-31	23955	9918	14037
Discounted @5.0%				24615	793	0	4546	0	1830	0	1335	-8	17689	7400	10289
Cash @10.0%				19110	590	0	3520	0	1290	0	1267	-1	13621	5766	7855
Streams @15.0%				15379	457	0	2819	0	967	0	1205	1	10845	4651	6194
@20.0%				12730	366	0	2319	0	761	0	1149	2	8869	3856	5013

Using CONSTANT prices & costs

Sproule

060529 10:11 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P02 H1

Table: C-2C

Probable

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	2.0	311	113.7	34.7	30.7	67.89	60	18	16	2.70
2008	2.0	560	204.6	62.4	50.5	67.89	114	35	28	2.70
2009	2.0	505	184.4	56.2	45.6	67.89	124	38	31	2.70
2010	2.0	451	164.6	50.2	40.7	67.89	117	36	29	2.70
2011	2.0	399	145.7	44.4	36.0	67.89	120	37	30	2.70
2012	2.0	351	128.1	39.1	31.7	67.89	110	34	27	2.70
2013	2.0	307	112.0	34.1	27.7	67.89	109	33	27	2.70
2014	2.0	259	94.4	28.8	23.4	67.89	95	29	23	2.70
2015	2.0	214	78.0	23.8	19.3	67.89	88	27	22	2.70
2016	2.0	196	71.5	21.8	17.7	67.89	80	25	20	2.70
2017	2.0	179	65.2	19.9	16.2	67.89	73	22	18	2.70
2018	2.0	156	56.8	17.3	14.2	67.89	64	19	16	2.70
2019	6.0	179	65.4	19.9	16.9	67.89	74	22	19	2.70
2020	6.0	146	53.4	16.3	13.9	67.89	60	18	16	2.70
2021	6.0	120	43.7	13.3	11.5	67.89	49	15	13	2.70
2022	6.0	102	21.7	6.6	5.8	67.89	24	7	6	2.70
Totl			1603.0	488.9	401.6		1362	415	341	

Using CONSTANT prices & costs

Sproule

060529 10:11 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P03 H2

Table: C-2C

Probable

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	2354	49	0	0	0	0	275	0	0	0	0	0	132	0	0	1996
2008	4236	94	0	0	0	0	823	0	0	0	0	0	214	0	0	3293
2009	3818	103	0	0	0	0	745	0	0	0	0	0	197	0	0	2979
2010	3408	96	0	0	0	0	665	0	0	0	0	0	180	0	0	2660
2011	3017	99	0	0	0	0	590	0	0	0	0	0	164	0	0	2361
2012	2652	91	0	0	0	0	519	0	0	0	0	0	148	0	0	2075
2013	2318	90	0	0	0	0	455	0	0	0	0	0	134	0	0	1819
2014	1954	78	0	0	0	0	383	0	0	0	0	0	118	0	0	1531
2015	1616	72	0	0	0	0	317	0	0	0	0	0	104	0	0	1267
2016	1481	66	0	0	0	0	290	0	0	0	0	0	98	0	0	1159
2017	1351	60	0	0	0	0	264	0	0	0	0	0	92	0	0	1055
2018	1176	53	0	0	0	0	224	0	0	0	0	0	109	0	0	896
2019	1354	61	0	0	0	0	219	0	0	0	0	0	321	0	0	875
2020	1106	49	0	0	0	0	169	0	0	0	0	0	309	0	0	677
2021	904	40	0	0	0	0	129	0	0	0	0	0	300	0	0	515
2022	449	20	0	0	0	0	59	0	0	0	0	0	172	0	0	238
Totl	33192	1122	0	0	0	0	6126	0	0	0	0	0	2793	0	0	25396

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	0	1411	0	0	0	0	1411	585	585	0	0	0	0	0	585	585
2008	0	0	0	0	0	0	0	3293	3878	0	0	0	0	0	3293	3878
2009	0	0	0	0	0	0	0	2979	6856	0	0	0	0	0	2979	6856
2010	0	0	0	0	0	0	0	2660	9516	0	0	0	0	0	2660	9516
2011	0	0	0	0	0	0	0	2361	11877	0	0	0	0	0	2361	11877
2012	0	0	0	0	0	0	0	2075	13953	0	0	0	0	0	2075	13953
2013	0	0	0	0	0	0	0	1819	15772	0	0	0	0	0	1819	15772
2014	0	0	0	0	0	0	0	1531	17303	0	0	0	0	0	1531	17303
2015	0	0	0	0	0	0	0	1267	18570	0	0	0	0	0	1267	18570
2016	0	0	0	0	0	0	0	1159	19729	0	0	0	0	0	1159	19729
2017	0	0	0	0	0	0	0	1055	20785	0	0	0	0	0	1055	20785
2018	0	0	0	0	0	0	0	896	21681	0	-61	0	0	0	957	21742
2019	0	0	0	0	0	0	0	875	22555	0	0	0	0	0	875	22616
2020	0	0	0	0	0	0	0	677	23232	0	0	0	0	0	677	23293
2021	0	0	0	0	0	0	0	515	23748	0	0	0	0	0	515	23809
2022	0	0	0	0	0	0	0	238	23986	0	92	0	0	0	146	23955
Totl	0	1411	0	0	0	0	1411	23986		0	31	0	0	0	23955	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	17697	15454	13622	12109	10844	8867	7409
Cash Flow	17689	15450	13621	12109	10845	8869	7410

Using CONSTANT prices & costs

Sproule

060529 10:11 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAG0.70367 P01 H4

Table: C-2D

Possible

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Reserves

	LtMed Oil	Heavy Oil	Solution Gas	Non-Assoc Assoc Gas	Ethane	Propane	Butane	Pentanes Plus	Total NGL	Sulphur	Equiv Oil
	Mbbl	Mbbl	MMcf	MMcf	Mbbl	Mbbl	Mbbl	Mbbl	Mbbl	MLt	Mboe
Gross	1385.5	0.0	1242	0	0.0	0.0	0.0	0.0	0.0	0.0	1592.5
Co Int	422.6	0.0	379	0	0.0	0.0	0.0	0.0	0.0	0.0	485.7
Co Net	346.5	0.0	311	0	0.0	0.0	0.0	0.0	0.0	0.0	398.2

Net Present Value

Discount Rate	Total Net Capital	Before Tax Net Rev	ARTC Cap GCA	Aband Cost	Loan Overhead	Before Tax Cash Flow	Income Taxes	After Tax Cash Flow
%	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
0.0	381	21655	0	15	0	21640	8918	12722
5.0	361	15174	0	0	0	15174	6262	8912
7.5	351	13016	0	-2	0	13018	5378	7640
10.0	342	11317	0	-2	0	11320	4682	6638
12.5	334	9956	0	-2	0	9959	4125	5833
15.0	326	8848	0	-2	0	8851	3672	5179
20.0	311	7169	0	-2	0	7170	2985	4185
25.0	297	5968	0	-1	0	5969	2494	3475

Reserve Life = 18.6 yrs   Reserve Half Life = 6.3 yrs   BOE Reserve Index = 18.6

Profitability Indices

	Before Tax	After Tax		Before Tax	After Tax
Payout (yrs)	0.17	0.58	NPV @10%/BOE($)	23.30	13.67
Return On Investment @10%	33.05	19.38	NPV @15%/BOE($)	18.22	10.66
Return On Investment @15%	27.17	15.90	NPV @10%/BOE/D(M$)	158.59	92.99
Investment Return Rate(%)	>100	>100	NPV @15%/BOE/D(M$)	124.00	72.55

YEARLY SUMMARY OF RESERVES AND NET PRESENT VALUE
(As of Date : Apr 30, 2006)

Year	Oil Comp Int	Gas Comp Int	BOE Comp Int	Oil Rev	Gas Rev	Other Rev	Total Crown	Non-Crown	Lease Expen	Other Expen	Total Cap	ARTC Aband Etc	BTax Cash Flow	Income Tax	ATax Cash Flow
	bbl/d	Mcf/d	boe/d	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	66	34	71	1626	34	0	189	0	85	0	381	0	1004	502	503
2008	117	66	128	2906	65	0	566	0	141	0	0	0	2264	916	1348
2009	109	73	121	2693	72	0	527	0	133	0	0	0	2106	851	1255
2010	100	71	112	2476	70	0	485	0	124	0	0	0	1938	781	1157
2011	91	75	104	2263	74	0	444	0	115	0	0	0	1777	715	1062
2012	83	71	95	2056	70	0	404	0	107	0	0	0	1616	648	967
2013	75	73	87	1858	72	0	366	0	99	0	0	0	1465	586	879
2014	68	68	79	1673	67	0	330	0	90	0	0	0	1320	544	775
2015	61	68	72	1502	67	0	297	0	83	0	0	0	1189	490	698
2016	51	57	60	1261	56	0	249	0	72	0	0	0	996	411	585
2017	42	48	50	1053	47	0	207	0	63	0	0	0	829	342	487
2018	39	44	47	978	44	0	192	0	60	0	0	0	770	318	452
2019	36	41	43	899	40	0	177	0	56	0	0	0	707	292	415
2020	36	40	42	881	39	0	173	0	55	0	0	0	692	285	407
2021	34	38	40	844	38	0	166	0	54	0	0	0	663	273	389
2022	41	46	48	1012	45	0	178	0	169	0	0	92	802	323	479
2023	49	55	58	1220	55	0	189	0	330	0	0	0	756	312	444
2024	41	46	49	1019	46	0	149	0	321	0	0	0	595	246	350
2025	36	40	43	468	21	0	65	0	166	0	0	-107	152	71	80
Subt				28689	1023	0	5352	0	2324	0	381	-15	21640	8907	12733
Rem.				0	0	0	0	0	0	0	0	0	0	11	-11
Totl				28689	1023	0	5352	0	2324	0	381	-15	21640	8918	12722
Discounted @5.0%				19983	674	0	3734	0	1388	0	361	0	15174	6262	8912
Cash @10.0%				14879	477	0	2773	0	924	0	342	2	11320	4682	6638
Streams @15.0%				11644	357	0	2157	0	670	0	326	2	8851	3672	5179
@20.0%				9457	279	0	1740	0	518	0	311	2	7170	2985	4185

Using CONSTANT prices & costs

Sproule

060529 10:11 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P02 H1

Table: C-2D

Possible

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

PRODUCTION AND PRICE FORECAST (MAJOR PRODUCTS)
(As of Date : Apr 30, 2006)

	Light/Medium Oil						Solution Pipeline Gas			
Year	Wells	Daily	Gross	Co Int	Co Net	Price	Gross	Co Int	Co Net	Price
		bbl/d	Mbbl	Mbbl	Mbbl	$US/bbl	MMcf	MMcf	MMcf	$US/Mcf
2006	0.0	0	0.0	0.0	0.0	0.00	0	0	0	0.00
2007	1.0	215	78.5	24.0	21.2	67.89	41	13	11	2.70
2008	1.0	385	140.4	42.8	34.7	67.89	79	24	19	2.70
2009	1.0	356	130.1	39.7	32.1	67.89	88	27	22	2.70
2010	1.0	328	119.6	36.5	29.5	67.89	85	26	21	2.70
2011	1.0	299	109.3	33.3	27.0	67.89	90	27	22	2.70
2012	1.0	272	99.3	30.3	24.5	67.89	85	26	21	2.70
2013	1.0	246	89.7	27.4	22.2	67.89	87	27	22	2.70
2014	1.0	221	80.8	24.6	20.0	67.89	82	25	20	2.70
2015	1.0	199	72.6	22.1	17.9	67.89	82	25	20	2.70
2016	1.0	167	60.9	18.6	15.1	67.89	68	21	17	2.70
2017	1.0	139	50.8	15.5	12.6	67.89	57	17	14	2.70
2018	1.0	129	47.2	14.4	11.7	67.89	53	16	13	2.70
2019	1.0	119	43.4	13.2	10.8	67.89	49	15	12	2.70
2020	1.0	117	42.5	13.0	10.5	67.89	48	15	12	2.70
2021	1.0	112	40.8	12.4	10.1	67.89	46	14	11	2.70
2022	7.0	134	48.9	14.9	12.4	67.89	55	17	14	2.70
2023	7.0	161	58.9	18.0	15.3	67.89	66	20	17	2.70
2024	7.0	135	49.2	15.0	12.9	67.89	55	17	15	2.70
2025	7.0	117	22.6	6.9	6.0	67.89	25	8	7	2.70
Totl			1385.5	422.6	346.5		1242	379	311	

Using CONSTANT prices & costs

Sproule

060529 10:11 V4:X060331 in 06$ 2 sc Constant - Cons - Consol TAGO.70367 P03 H2

Table: C-2D

Possible

TAG OIL LTD.
Constant - Cons
Prodn Start Jan 01, 2007

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Revenue Oil	Revenue Gas	Revenue NGL	Revenue Sul	Revenue Roy	Revenue Other	Royalties Crown	Royalties Prod	Royalties Res	Royalties Sul	GCA rec'd	Min Taxes	Lease Exp	Plant Exp	NPI	Oper Inc
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	1626	34	0	0	0	0	189	0	0	0	0	0	85	0	0	1386
2008	2906	65	0	0	0	0	566	0	0	0	0	0	141	0	0	2264
2009	2693	72	0	0	0	0	527	0	0	0	0	0	133	0	0	2106
2010	2476	70	0	0	0	0	485	0	0	0	0	0	124	0	0	1938
2011	2263	74	0	0	0	0	444	0	0	0	0	0	115	0	0	1777
2012	2056	70	0	0	0	0	404	0	0	0	0	0	107	0	0	1616
2013	1858	72	0	0	0	0	366	0	0	0	0	0	99	0	0	1465
2014	1673	67	0	0	0	0	330	0	0	0	0	0	90	0	0	1320
2015	1502	67	0	0	0	0	297	0	0	0	0	0	83	0	0	1189
2016	1261	56	0	0	0	0	249	0	0	0	0	0	72	0	0	996
2017	1053	47	0	0	0	0	207	0	0	0	0	0	63	0	0	829
2018	978	44	0	0	0	0	192	0	0	0	0	0	60	0	0	770
2019	899	40	0	0	0	0	177	0	0	0	0	0	56	0	0	707
2020	881	39	0	0	0	0	173	0	0	0	0	0	55	0	0	692
2021	844	38	0	0	0	0	166	0	0	0	0	0	54	0	0	663
2022	1012	45	0	0	0	0	178	0	0	0	0	0	169	0	0	710
2023	1220	55	0	0	0	0	189	0	0	0	0	0	330	0	0	756
2024	1019	46	0	0	0	0	149	0	0	0	0	0	321	0	0	595
2025	468	21	0	0	0	0	65	0	0	0	0	0	166	0	0	258
Totl	28689	1023	0	0	0	0	5352	0	0	0	0	0	2324	0	0	22036

FORECAST OF REVENUE BEFORE INCOME TAX
(As of Date : Apr 30, 2006)

Year	Intangible CEE	Intangible CDE	Tangible Cl 41	Tangible Plant	Tangible Other	CEDIP COGPE	Total Cap	Net Rev	Cum NetRev	ARTC CapGCA	Aband Cost	Ovhd SKTax	Loan Repmt Prin	Loan Repmt Int.	Cash Flow	Cum CF
	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US	M$US
2006	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
2007	0	381	0	0	0	0	381	1004	1004	0	0	0	0	0	1004	1004
2008	0	0	0	0	0	0	0	2264	3268	0	0	0	0	0	2264	3268
2009	0	0	0	0	0	0	0	2106	5374	0	0	0	0	0	2106	5374
2010	0	0	0	0	0	0	0	1938	7313	0	0	0	0	0	1938	7313
2011	0	0	0	0	0	0	0	1777	9090	0	0	0	0	0	1777	9090
2012	0	0	0	0	0	0	0	1616	10705	0	0	0	0	0	1616	10705
2013	0	0	0	0	0	0	0	1465	12170	0	0	0	0	0	1465	12170
2014	0	0	0	0	0	0	0	1320	13490	0	0	0	0	0	1320	13490
2015	0	0	0	0	0	0	0	1189	14679	0	0	0	0	0	1189	14679
2016	0	0	0	0	0	0	0	996	15675	0	0	0	0	0	996	15675
2017	0	0	0	0	0	0	0	829	16504	0	0	0	0	0	829	16504
2018	0	0	0	0	0	0	0	770	17274	0	0	0	0	0	770	17274
2019	0	0	0	0	0	0	0	707	17980	0	0	0	0	0	707	17980
2020	0	0	0	0	0	0	0	692	18672	0	0	0	0	0	692	18672
2021	0	0	0	0	0	0	0	663	19335	0	0	0	0	0	663	19335
2022	0	0	0	0	0	0	0	710	20046	0	-92	0	0	0	802	20137
2023	0	0	0	0	0	0	0	756	20801	0	0	0	0	0	756	20893
2024	0	0	0	0	0	0	0	595	21397	0	0	0	0	0	595	21488
2025	0	0	0	0	0	0	0	258	21655	0	107	0	0	0	152	21640
Totl	0	381	0	0	0	0	381	21655		0	15	0	0	0	21640	

Net Present Value M$US	5.0%	7.5%	10.0%	12.5%	15.0%	20.0%	25.0%
Net Revenue	15174	13016	11317	9956	8848	7169	5968
Cash Flow	15174	13018	11320	9959	8851	7170	5969

Using CONSTANT prices & costs

Sproule

National Instrument 51-101

National Instrument 51-101

This report was prepared for the purpose of evaluating the Company’s P&NG reserves in accordance with Canadian Oil and Gas Evaluation Handbook (COGEH) reserve definitions and standards, which is compliant with National Instrument 51-101 (NI 51-101). In accordance with these standards, and by reference in NI 51-101, certain tables are presented for both forecast and constant prices and costs, which summarize the reserves and net present values, as of April 30, 2006.

Form 51-101F2, which follows, presents a Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor.

Forecast Prices and Costs

Table 1 presents a summary of reserves for the various reserves categories. Table 2 presents a summary of net present values of future net revenue, before and after income taxes. Table 3 presents the total future net revenue (undiscounted) for the total proved (1P), total proved plus probable (2P), and total proved plus probable plus possible (3P) reserves categories. Table 4 presents the net present value, discounted at 10 percent per year, of future net revenue by production group for the 1P, 2P and 3P reserves categories. Table 5 presents a summary of pricing and inflation rate assumptions.

Constant Prices and Costs

Constant Prices and Costs are defined in National Instrument 51-101 as the reporting issuer’s prices and costs as at the evaluation effective date. The reporting issuer’s prices and costs are defined as the actual posted price for oil, natural gas and natural gas by-products, after historical adjustments for transportation, gravity and other factors.

Table 6 presents a summary of reserves for the various reserves categories. Table 7 presents a summary of net present values of future net revenue, before and after income taxes. Table 8 presents the total future net revenue (undiscounted) for the total proved and total proved plus probable reserves categories. Table 9 presents the net present value, discounted at 10 percent per year, of future net revenue by production group for the total proved and total proved plus probable reserves categories. Table 10 presents the summary of pricing assumptions for constant prices and costs.

Form 51-101F2

Report on Reserves Data
by Independent Qualified Reserves Evaluator or Auditor

Report on Reserves Data

To the Board of Directors of TAG Oil Ltd. (the “Company”):

1.	We have evaluated the Company’s Reserves Data as at April 30, 2006. The reserves data consist of the following:

	(a)	(i)	proved, proved plus probable, and proved plus probable plus possible oil and solution gas reserves estimated as at April 30, 2006 using forecast prices and costs; and

		(ii)	the related estimated future net revenue; and

	(b)	(i)	proved oil and solution gas reserves quantities were estimated as at April 30, 2006 using constant prices and costs; and

		(ii)	the related estimated future net revenue.

2.	The Reserves Data are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Reserves Data based on our evaluation.

We carried out our evaluation in accordance with standards set out in the Canadian Oil and Gas Evaluation Handbook (the “COGE Handbook”), prepared jointly by the Society of Petroleum Evaluation Engineers (Calgary Chapter) and the Canadian Institute of Mining, Metallurgy & Petroleum (Petroleum Society).

TAG Oil Ltd.	- 2
Sproule International Limited

3.

Those standards require that we plan and perform an evaluation to obtain reasonable assurance as to whether the reserves data are free of material misstatement. An evaluation also includes assessing whether the reserves data are in accordance with principles and definitions presented in the COGE Handbook.

4.

The following table sets forth the estimated future net revenue attributed to proved plus probable reserves, estimated using forecast prices and costs on a before tax basis and calculated using a discount rate of 10%, included in the reserves data of the Company evaluated by us as of April 30, 2006, and identifies the respective portions thereof that we have audited, evaluated and reviewed and reported on to the Company’s management and Board of Directors:

Independent Qualified Reserves Evaluator or Auditor	Description and Preparation Date of Evaluation Report	Location of Reserves (Country)	Net Present Value of Future Net Revenue (10% Discount Rate)
			Audited (M$US)	Evaluated (M$US)	Reviewed (M$US)	Total (M$US)

Sproule	Evaluation of the P&NG	New
	Reserves of	Zealand
TAG Oil Ltd.
in the Cheal Area
of New Zealand
as of April 30, 2006,
prepared May 2006

Total			Nil	17,294	Nil	17,294

5.	In our opinion, the reserves data evaluated by us have, in all material respects, been determined and are presented in accordance with the COGE Handbook.

6.	We have no responsibility to update the report referred to in paragraph 4 for events and circumstances occurring after its preparation date.

7.	Because the reserves data are based on judgments regarding future events, actual results will vary and the variations may be material.

TAG Oil Ltd.	- 3
Sproule International Limited

2006/05/29 10:53:21 - 70367	National Instrument 51-101

Table 1
NI 51-101
Summary of Oil and Gas Reserves
as of Apr 30, 2006
Forecast Prices and Costs
Reserves
	Light and Medium Oil		Heavy Oil		Natural Gas (non-associated & associated)		Coalbed Methane		Natural Gas Liquids
Reserve Category	Gross (Mbbl)	Net (Mbbl)	Gross (Mbbl)	Net (Mbbl)	Gross (MMcf)	Net (MMcf)	Gross (MMcf)	Net (MMcf)	Gross (Mbbl)	Net (Mbbl)
Proved
Developed Producing	0	0	0	0	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0	0	0
Undeveloped	432	372	0	0	316	272	0	0	0	0
Total Proved	432	372	0	0	316	272	0	0	0	0
Probable	489	406	0	0	415	346	0	0	0	0
Possible	423	350	0	0	379	315	0	0	0	0
Total Proved Plus	1344	1129	0	0	1110	933	0	0	0	0
Probable Plus Possible

Table 2
NI 51-101
Summary of Net Present Values of
Future Net Revenue
as of Apr 30, 2006
Forecast Prices and Costs
	Net Present Values of Future Net Revenue
	Before Income Taxes Discounted at (%/Year)					After Income Taxes Discounted at (%/Year)
Reserves Category	0 (M$US)	5 (M$US)	10 (M$US)	15 (M$US)	20 (M$US)	0 (M$US)	5 (M$US)	10 (M$US)	15 (M$US)	20 (M$US)
Proved
Developed Producing	0	0	0	0	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0	0	0
Undeveloped	11,658	9,497	7,879	6,633	5,650	7,492	5,970	4,830	3,952	3,262
Total Proved	11,658	9,497	7,879	6,633	5,650	7,492	5,970	4,830	3,952	3,262
Probable	16,259	12,124	9,415	7,552	6,217	9,501	7,009	5,374	4,250	3,447
Possble	15,123	10,704	8,058	6,356	5,195	8,901	6,287	4,720	3,711	3,022
Total Proved Plus	43,039	32,325	25,351	20,541	17,063	25,894	19,266	14,923	11,914	9,732
Probable Plus Possible

Reference Item 2.2(2) of Form 51-101F1

Notes:

NPV of FNR include all resource income:
Sale of oil, gas, by-product reserves
Processing third party reserves
Other income

Income Taxes
Includes all resource income
Apply appropriate income tax calculations
Include prior tax pools

Table 3
NI 51-101
Total Future Net Revenue
Undiscounted
as of Apr 30, 2006
Forecast Prices and Costs
						Future		Future
						Net		Net
					Well	Revenue		Revenue
			Opera-	Develop-	Abandon-	Before		After
			ting	ment	ment /	Income	Income	Income
Reserves Category	Revenue	Royalties	Costs	Costs	Other	Taxes	Taxes	Taxes
	(M$US)	(M$US)	(M$US)	(M$US)	Costs	(M$US)	(M$US)	(M$US)
(M$US)

Proved	23,156	3,146	4,517	3,759	76	11,658	4,165	7,492

Proved Plus Probable	48,450	7,365	7,842	5,205	121	27,916	10,923	16,993

Proved Plus Probable
Plus Possible	70,587	11,097	10,707	5,596	147	43,039	17,145	25,894

Reference Item 2.2(3)(b) of Form 51-101F1

Table 4
NI 51-101
Net Present Value of Future Net Revenue
by Production Group
as of Apr 30, 2006
Forecast Prices and Costs
		Future Net Revenue
		Before Income Taxes
Reserves Category	Production Group	(Discounted at
		10%/Year)
		(M$US)
Proved	Light and Medium Crude Oil (including solution gas and associated by-products)	7,879
	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Proved Plus
Probable	Light and Medium Crude Oil (including solution gas and associated by-products)	17,294
	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Proved Plus
Probable Plus	Light and Medium Crude Oil (including solution gas and associated by-products)	25,351
Possible	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Reference Item 2.1(3)(c) of Form 51-101F1

Table 5 NI 51-101 Summary of Pricing and Inflation Rate Assumptions As of April 30, 2006 Forecast Prices and Costs
Year	WTI Cushing [a] Oklahoma ($US/bbl)	Cheal Natural Gas [b] ($US/Mcf)	Inflation [c] Rate (%/Year)
Historical
2000	30.30		1.5
2001	25.94		2.0
2002	26.09		2.7
2003	31.14		2.5
2004	41.42		1.3
2005	56.46		1.6

Forecast
2006 (8 mos)	69.81	2.70	2.3
2007	70.56	2.70	2.5
2008	58.59	2.70	2.5
2009	50.19	2.74	2.5
2010	47.76	2.78	1.5
2011	48.48	2.82	1.5
2012	49.20	2.86	1.5
2013	49.94	2.91	1.5
2014	50.69	2.95	1.5
2015	51.45	3.00	1.5
2016	52.22	3.04	1.5
2017	53.01	3.09	1.5
Escalation rate of 1.5% thereafter

Note:

a.	40 degrees API, 0.4% sulphur
b.	Incorporates a heating value of 1,150 Btu’s per scf.
c.	Inflation from 2008 dollars to 2009 dollars is 2.5 percent.

Table 6 NI 51-101 Summary of Oil and Gas Reserves as of Apr 30, 2006 Constant Prices and Costs
Reserves
	Light and Medium Oil		Heavy Oil		Natural Gas (non-associated & associated)		Coalbed Methane		Natural Gas Liquids
Reserve Category	Gross (Mbbl)	Net (Mbbl)	Gross (Mbbl)	Net (Mbbl)	Gross (MMcf)	Net (MMcf)	Gross (MMcf)	Net (MMcf)	Gross (Mbbl)	Net (Mbbl)
Proved
Developed Producing	0	0	0	0	0	0	0	0	0	0
Developed Non-Producing	0	0	0	0	0	0	0	0	0	0
Undeveloped	432	366	0	0	316	267	0	0	0	0
Total Proved	432	366	0	0	316	267	0	0	0	0
Probable	489	402	0	0	415	341	0	0	0	0
Possible	423	347	0	0	379	311	0	0	0	0
Total Proved Plus	1344	1114	0	0	1110	919	0	0	0	0
Probable Plus Possible

Reference: Item 2.2(1) of Form 51-101F1

Table 7
NI 51-101
Summary of Net Present Values of
Future Net Revenue
as of Apr 30, 2006
Constant Prices and Costs
	Net Present Values of Future Net Revenue
	Before Income Taxes Discounted at (%/Year)					After Income Taxes Discounted at (%/Year)
Reserves	0	5	10	15	20	0	5	10	15	20
Category	(M$US)	(M$US)	(M$US)	(M$US)	(M$US)	(M$US)	(M$US)	(M$US)	(M$US)	(M$US)
Proved
Developed	0	0	0	0	0	0	0	0	0	0
Producing
Developed	0	0	0	0	0	0	0	0	0	0
Non-Producing
Undeveloped	17,724	14,222	11,659	9,726	8,229	11,054	8,748	7,054	5,773	4,781
Total Proved	17,724	14,222	11,659	9,726	8,229	11,054	8,748	7,054	5,773	4,781
Probable	23,955	17,689	13,621	10,845	8,869	14,037	10,289	7,855	6,194	5,013
Possible	21,640	15,174	11,320	8,851	7,170	12,722	8,912	6,638	5,179	4,185
Total Proved	63,319	47,084	36,600	29,421	24,268	37,813	27,949	21,546	17,146	13,980
Plus Probable
Plus Possible

Reference Item 2.2(2) of Form 51-101F1

Notes:

NPV of FNR include all resource income:
Sale of oil, gas, by-product reserves
Processing third party reserves
Other income

Income Taxes
Includes all resource income
Apply appropriate income tax calculations
Include prior tax pools

Table 8
NI 51-101
Total Future Net Revenue
Undiscounted
as of Apr 30, 2006
Constant Prices and Costs
						Future		Future
						Net		Net
					Well	Revenue		Revenue
			Opera-	Develop-	Abandon-	Before		After
			ting	ment	ment /	Income	Income	Income
Reserves Category	Revenue	Royalties	Costs	Costs	Other	Taxes	Taxes	Taxes
	(M$US)	(M$US)	(M$US)	(M$US)	Costs	(M$US)	(M$US)	(M$US)
(M$US)

Proved	30,194	4,641	4,009	3,759	61	17,724	6,669	11,054

Proved Plus Probable	64,508	10,766	6,802	5,170	92	41,679	16,587	25,092

Proved Plus Probable
Plus Possible	94,220	16,118	9,126	5,551	107	63,319	25,505	37,813

Reference Item 2.2(3)(b) of Form 51-101F1

Table 9
NI 51-101
Net Present Value of Future Net Revenue
by Production Group
as of Apr 30, 2006
Constant Prices and Costs
		Future Net Revenue
		Before Income Taxes
Reserves Category	Production Group	(Discounted at
		10%/Year)
		(M$US)
Proved	Light and Medium Crude Oil (including solution gas and associated by-products)	11,659
	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Proved Plus
Probable	Light and Medium Crude Oil (including solution gas and associated by-products)	25,280
	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Proved Plus
Probable Plus	Light and Medium Crude Oil (including solution gas and associated by-products)	36,600
Possible	Heavy Oil (including solution gas and associated by-products)	0
	Natural Gas (including associated by-products)	0
	Coalbed Methane (including associated by-products)	0

Reference Item 2.1(3)(c) of Form 51-101F1

	Table 10
	NI 51-101
	Summary of Pricing Assumptions
	As of April 30, 2006

	Constant Prices and Costs

	WTI Cushing [a]	Cheal
	Oklahoma	Natural Gas [b]
Year	($US/bbl)	($US/Mcf)

Historical
Dec. 31, 2001	19.78
Dec. 31, 2002	31.23
Dec. 31, 2003	32.56
Dec. 31, 2004	44.04
Dec. 31, 2005	61.04

Forecast
April 30, 2005	71.89	2.70

Note:

a.	40 degrees API, 0.4% sulphur
b.	Incorporates a heating value of 1,150 Btu’s per scf.

Figure 1

Map of New Zealand highlighting Petroleum Exploration Permit (PEP) 38738

Figure 2

Project: Austral_Pacific_NZ
Horizon: Mt_Messenger
Menu
rainbow_in
AUTO
1207
1257
1307
1357
1407
1457
1507
1557
1607
1657
1707
1757
1807
AUTO
File...
Values
Colors
Grids...
Cheal-A3X
Cheal-A4
Cheal-1
Cheal-2
pc96-29
1 : 24000
Spillpoint
1086 Acres
Spillpoint

Cheal Field – Mt. Messenger Time Structure

Figure 3

A5
A6
A
B
Cheal-2
PC96-29
1 : 24000
0 1 2 3 4 kms
0 1 2 miles

Ⓐ - Wellsite surface location

Ⓑ - Wellsite surface location

Proved Undeveloped

Probable

Possible

Cheal Oil Field - Mt. Messenger DSU Reserve Assignment

Figure 4: Cheal-A1Urenui (A1Urenui) Data: Dec.2005-Dec.2005
Operator:
Field: Cheal
Zone: Urenui
Type: Gas
Group: None
Production Cums
Oil: 0 MSTB
Gas: 0.16338 MMSCF
Water: 0 MSTB
Cond: 0 MSTB
Avg Daily Gas1 - mcf/d
Cal Day Gas1 - mcf/d
1000
100
10
1
2002
2003
2004
2005
2006
Year

Figure 5: Cheal-A3X (A3X) Data: Jun.2004-Aug.2005
Operator:
Field: Cheal
Zone: Mt. Messenger
Type: Oil
Group: None
Production Cums
Oil: 37.8 MSTB
Gas: 24.98 MMSCF
Water: 0.33 MSTB
Cond: 0 MSTB
Avg Daily Oil - Bbl/d
Cal Day Oil - Bbl/d
Gas1/Oil Ratio - scf/stb
Water Cut - %
1000
100
10
1
1E4
1000
100
10
1E4
1000
100
10
100
10
1
0.1
2002
2003
2004
2005
2006
Year

Figure 6: Cheal-A4 (A4) Data: Nov.2004-Dec.2005
Operator:
Field: Cheal
Zone: Mt. Messenger
Type: Oil
Group: None
Production Cums
Oil: 56.861 MSTB
Gas: 31.282 MMSCF
Water: 13.29 MSTB
Cond: 0 MSTB
Avg Daily Oil - Bbl/d
Cal Day Oil - Bbl/d
Gas1/Oil Ratio - scf/stb
Water Cut - %
1000
100
10
1
1E4
1000
100
10
1E4
1000
100
10
1E4
1000
100
10
2002
2003
2004
2005
2006
Year

Figure 7: Cheal-A4 Urenui (A4 Urenui) Data: Apr.2005-Nov.2005

Operator:
Field: Cheal
Zone: Urenui
Type: Gas
Group: None
Production Cums
Oil: 0.03214 MSTB
Gas: 15.965 MMSCF
Water: 0.072 MSTB
Cond: 0 MSTB
Avg Daily Gas1 - mcf/d
Cal Day Gas1 - mcf/d
Wat/Oil Ratio - Bbl/Bbl
Avg Daily Oil - Bbl/d
Cal Day Oil - Bbl/d
1E4
1000
100
10
0.1
1
2002
2003
2004
2005
2006
Year

APPENDIX A

RESERVES DEFINITIONS

Appendix A — Page 1

Appendix A — Definitions

The following definitions form the basis of our classification of reserves and values presented in this report. They have been prepared by the Standing Committee on Reserves Definitions of the Petroleum Society of the CIM (“CIM”), incorporated in the Society of Petroleum Evaluation Engineers (“SPEE”) Canadian Oil and Gas Evaluation Handbook (“COGE Handbook”) and specified by National Instrument 51-101 (“NI 51-101”).

Reserves are estimated remaining quantities of oil and natural gas and related substances anticipated to be recoverable from known accumulations, from a given date forward, based on:

  analysis of drilling, geological, geophysical and engineering data;
  the use of established technology;
  specified economic conditions, which are generally accepted as being reasonable, and shall be disclosed; and
  a remaining reserve life of 50 years.

Reserves are classified according to the degree of certainty associated with the estimates.

1.	Proved Reserves

Proved reserves are those reserves that can be estimated with a high degree of certainty to be recoverable. It is likely that the actual remaining quantities recovered will exceed the estimated proved reserves.

2.	Probable Reserves

Probable reserves are those additional reserves that are less certain to be recovered than proved reserves. It is equally likely that the actual remaining quantities recovered will be greater or less than the sum of the estimated proved plus probable reserves.

3.	Possible Reserves

Possible reserves are those additional reserves that are less certain to be recovered than probable reserves. It is unlikely that the actual remaining quantities recovered will exceed the sum of the estimated proved plus probable plus possible reserves.

Appendix A — Page 2

Other criteria that must also be met for the categorization of reserves are provided in Section 5.5 of the COGE Handbook.

Each of the reserves categories (proved, probable, and possible) may be divided into developed or undeveloped categories.

4.	Developed Reserves

Developed reserves are those reserves that are expected to be recovered from existing wells and installed facilities or, if facilities have not been installed, that would involve a low expenditure (e.g., when compared to the cost of drilling a well) to put the reserves on production. The developed category may be subdivided into producing and non-producing.

5.	Developed Producing Reserves

Developed producing reserves are those reserves that are expected to be recovered from completion intervals open at the time of the estimate. These reserves may be currently producing or, if shut in, they must have previously been on production, and the date of resumption of production must be known with reasonable certainty.

6.	Developed Non-Producing Reserves

Developed non-producing reserves are those reserves that either have not been on production, or have previously been on production, but are shut in, and the date of resumption of production is unknown.

7.	Undeveloped Reserves

Undeveloped reserves are those reserves expected to be recovered from known accumulations where a significant expenditure (e.g., when compared to the cost of drilling a well) is required to render them capable of production. They must fully meet the requirements of the reserves classification (proved, probable, possible) to which they are assigned.

In multi-well pools, it may be appropriate to allocate total pool reserves between the developed and undeveloped categories or to subdivide the developed reserves for the pool between developed producing and developed non-producing. This allocation should be based on the estimator’s assessment as to the reserves that will be recovered from specific wells, facilities, and completion intervals in the pool and their respective development and production status.

8.	Levels of Certainty for Reported Reserves

The qualitative certainty levels contained in the definitions in Sections 1, 2 and 3 are applicable to individual reserves entities, which refers to the lowest level at which reserves estimates are made, and to reported reserves, which refers to the highest level sum of individual entity estimates for which reserve estimates are made.

Reported total reserves estimated by deterministic or probabilistic methods, whether comprised of a single reserves entity or an aggregate estimate for multiple entities, should target the following levels of certainty under a specific set of economic conditions:

	a.	There is a 90% probability that at least the estimated proved reserves will be recovered.

	b.	There is a 50% probability that at least the sum of the estimated proved reserves plus probable reserves will be recovered.

	c.	There is a 10% probability that at least the sum of the estimated proved reserves plus probable reserves plus possible reserves will be recovered.

A quantitative measure of the probability associated with a reserves estimate is generated only when a probabilistic estimate is conducted. The majority of reserves estimates will be performed using deterministic methods that do not provide a quantitative measure of probability. In principle, there should be no difference between estimates prepared using probabilistic or deterministic methods.

Additional clarification of certainty levels associated with reserves estimates and the effect of aggregation is provided in Section 5.5.3 of the COGE Handbook. Whether deterministic or probabilistic methods are used, evaluators are expressing their professional judgement as to what are reasonable estimates.

9.	Pipeline Gas Reserves are gas reserves remaining after deducting surface losses due to process shrinkage and raw gas used as lease fuel.

10.	Remaining Recoverable Reserves are the total remaining recoverable reserves associated with the acreage in which the Company has an interest.

11.	Company Gross Reserves are the Company’s working interest share of the remaining reserves, before deduction of any royalties.

12.	Company Net Reserves are the gross remaining reserves of the properties in which the Company has an interest, less all Crown, freehold, and overriding royalties and interests owned by others.

13.	Net Production Revenue is income derived from the sale of net reserves of oil, pipeline gas, and gas by-products, less all capital and operating costs.

14.

Fair Market Value is defined as the price at which a purchaser seeking an economic and commercial return on investment would be willing to buy, and a vendor would be willing to sell, where neither is under compulsion to buy or sell and both are competent and have reasonable knowledge of the facts.

15.

Barrels of Oil Equivalent (BOE) Reserves – BOE is the sum of the oil reserves, plus the gas reserves divided by a factor of 6, plus the natural gas liquid reserves, all expressed in barrels or thousands of barrels.

APPENDIX B

ABBREVIATIONS, UNITS AND CONVERSION FACTORS

Appendix B — Page 1

Appendix B — Abbreviations, Units and Conversion Factors

This appendix contains a list of abbreviations found in Sproule reports, a table comparing Imperial and Metric units, and conversion tables used to prepare this report.

Abbreviations

AFE	authority for expenditure
AOF	absolute open flow
APO	after pay out
Bg	gas formation volume factor
Bo	oil formation volume factor
bopd	barrels of oil per day
bfpd	barrels of fluid per day
BPO	before pay out
BS&W	basic sediment and water
BTU	British thermal unit
bwpd	barrels of water per day
CF	casing flange
CGR	condensate gas ratio
D&A	dry and abandoned
DCQ	daily contract quantity
DSU	drilling spacing unit
DST	drill stem test
EOR	enhanced oil recovery
EPSA	exploration and production sharing agreement
FVF	formation volume factor
GOR	gas-oil ratio
GORR	gross overriding royalty
GWC	gas-water-contact
HCPV	hydrocarbon pore volume
ID	inside diameter
IOR	improved oil recovery
IPR	inflow performance relationship
IRR	internal rate of return
k	permeability
KB	kelly bushing
LKH	lowest known hydrocarbons
LNG	liquefied natural gas
LPG	liquefied petroleum gas

md	millidarcies
MDT	modular formation dynamics tester
MPR	maximum permissive rate
MRL	maximum rate limitation
NGL	natural gas liquids
NORR	net overriding royalty
NPI	net profits interest
NPV	net present value
OD	outside diameter
OGIP	original gas in place
OOIP	original oil in place
ORRI	overriding royalty interest
OWC	oil-water-contact
P1	proved
P2	probable
P3	possible
P&NG	petroleum and natural gas
PI	productivity index
ppm	parts per million
PSU	production spacing unit
PSA	production sharing agreement
PSC	production sharing contract
PVT	pressure-volume-temperature
RFT	repeat formation tester
RT	rotary table
SCAL	special core analysis
SS	subsea
TVD	true vertical depth
WGR	water gas ratio
WI	working interest
WOR	water oil ratio
2D	two-dimensional
3D	three-dimensional
4D	four-dimensional
1P	proved
2P	proved plus probable
3P	proved plus probable plus possible
[o] API	degrees API (American Petroleum Institute)

Imperial and Metric Units

Imperial Units			Metric Units
M (103)	one thousand	Prefixes	k (103)	one thousand
MM (106)	Million		M (106)	million
B (109)	one billion		T (1012)	one billion
T (1012)	one trillion		E (1018)	one trillion
			G (109)	one milliard
in.	Inches	Length	cm	centimetres
ft	Feet		m	metres
mi	Mile		km	kilometres
ft2	square feet	Area	m2	square metres
ac	Acres		ha	hectares
cf or ft3	cubic feet	Volume	m3	cubic metres
scf	Standard cubic feet
gal	Gallons		L	litres
Mcf	Thousand cubic feet
Mcfpd	Thousand cubic feet per day
MMcf	million cubic feet
MMcfpd	million cubic feet per day
Bcf	billion cubic feet (109)
bbl	Barrels		m3	cubic metre
Mbbl	Thousand barrels
stb	stock tank barrel		stm[3]	stock tank cubic metres
bbl/d	barrels per day		m3 /d	cubic metre per day
bbl/mo	barrels per month
Btu	British thermal units	Energy	J	joules
			MJ/m3	megajoules per cubic metre (106)
			TJ/d	terajoule per day (1012)
oz	ounce	Mass	g	gram
lb	pounds		kg	kilograms
ton	ton		t	tonne
lt	long tons
Mlt	thousand long tons
psi	pounds per square inch	Pressure	Pa	pascals
			kPa	kilopascals (103)
psia	pounds per square inch absolute
psig	pounds per square inch gauge
°F	degrees Fahrenheit	Temperature	°C	degrees Celsius
°R
	degrees Rankine		K	Kelvin
M$	thousand dollars	Dollars	k$	thousand dollars

Imperial and Metric Units (Cont’d)

Imperial Units			Metric Units
sec	second	Time	s	second
min	minute		min	minute
hr	hour		h	hour
day	day		d	day
wk	week			week
mo	month			month
yr	year		a	annum

Conversion Tables

Conversion Factors — Metric to Imperial

cubic metres (m3 ) (@ 15°C)	x 6.29010	= barrels (bbl) (@ 60°F), water
m3 (@ 15°C)	x 6.3300	= bbl (@ 60°F), Ethane
m3 (@ 15°C)	x 6.30001	= bbl (@ 60°F), Propane
m3 (@ 15°C)	x 6.29683	= bbl (@ 60°F), Butanes
m3 (@ 15°C)	x 6.29287	= bbl (@ 60°F), oil, Pentanes Plus
m3 (@ 101.325 kPaa, 15°C)	x 0.0354937	= thousands of cubic feet (Mcf) (@ 14.65 psia, 60°F)
1,000 cubic metres (10[3] m3 ) (@ 101.325 kPaa, 15°C)	x 35.49373	= Mcf (@ 14.65 psia, 60°F)
hectares (ha)	x 2.4710541	= acres
1,000 square metres (10[3] m2 )	x 0.2471054	= acres
10,000 cubic metres (ha . m)	x 8.107133	= acre feet (ac-ft)
m3 /10[3] m3 (@ 101.325 kPaa, 15° C)	x 0.0437809	= Mcf/Ac.ft. (@ 14.65 psia, 60°F)
joules (j)	x 0.000948213	= Btu
megajoules per cubic metre (MJ/m3 ) (@ 101.325 kPaa,	x 26.714952	= British thermal units per standard cubic foot (Btu/scf)
15°C)		(@ 14.65 psia, 60°F)
dollars per gigajoule ($/GJ)	x 1.054615	= $/Mcf (1,000 Btu gas)
metres (m)	x 3.28084	= feet (ft)
kilometres (km)	x 0.6213712	= miles (mi)
dollars per 1,000 cubic metres ($/10[3] m3 )	x 0.0288951	= dollars per thousand cubic feet ($/Mcf) (@ 15.025 psia) B.C.
($/10[3] m3 )	x 0.02817399	= $/Mcf (@ 14.65 psia) Alta.
dollars per cubic metre ($/m3 )	x 0.158910	= dollars per barrel ($/bbl)
gas/oil ratio (GOR) (m3 /m3 )	x 5.640309	= GOR (scf/bbl)
kilowatts (kW)	x 1.341022	= horsepower
kilopascals (kPa)	x 0.145038	= psi
tonnes (t)	x 0.9842064	= long tons (LT)
kilograms (kg)	x 2.204624	= pounds (lb)
litres (L)	x 0.2199692	= gallons (Imperial)
litres (L)	x 0.264172	= gallons (U.S.)
cubic metres per million cubic metres (m3 /10[6] m3 ) (C3 )	x 0.177496	= barrels per million cubic feet (bbl/MMcf) (@ 14.65 psia)
m3 /10[6] m3 (C4 )	x 0.1774069	= bbl/MMcf (@ 14.65 psia)
m3 /10[6] m3 (C5+ )	x 0.1772953	= bbl/MMcf (@ 14.65 psia)
tonnes per million cubic metres (t/10[6] m3 ) (sulphur)	x 0.0277290	= LT/MMcf (@ 14.65 psia)
millilitres per cubic meter (mL/m3 ) (C5+ )	x 0.0061974	= gallons (Imperial) per thousand cubic feet (gal (Imp)/Mcf)
(mL/m3 ) (C5+ )	x 0.0074428	= gallons (U.S.) per thousand cubic feet (gal (U.S.)/Mcf)
Kelvin (K)	x 1.8	= degrees Rankine (°R)
millipascal seconds (mPa . s)	x 1.0	= centipoise

Conversion Tables (Cont’d)

Conversion Factors — Imperial to Metric

barrels (bbl) (@ 60°F)	x 0.15898	= cubic metres (m3 ) (@ 15°C), water
bbl (@ 60°F)	x 0.15798	= m3 (@ 15°C), Ethane
bbl (@ 60°F)	x 0.15873	= m3 (@ 15°C), Propane
bbl (@ 60°F)	x 0.15881	= m3 (@ 15°C), Butanes
bbl (@ 60°F)	x 0.15891	= m3 (@ 15°C), oil, Pentanes Plus
thousands of cubic feet (Mcf) (@ 14.65 psia, 60°F)	x 28.17399	= m3 (@ 101.325 kPaa, 15°C)
Mcf (@ 14.65 psia, 60°F)	x 0.02817399	= 1,000 cubic metres (10[3] m3 ) (@ 101.325 kPaa, 15°C)
acres	x 0.4046856	= hectares (ha)
acres	x 4.046856	= 1,000 square metres (10[3] m2 )
acre feet (ac-ft)	x 0.123348	= 10,000 cubic metres (10[4] m3 ) (ha . m)
Mcf/ac-ft (@ 14.65 psia, 60°F)	x 22.841028	= 10[3] m3 /m3 (@ 101.325 kPaa, 15°C)
Btu	x 1054.615	= joules (J)
British thermal units per standard cubic foot (Btu/Scf) (@ 14.65 psia,	x 0.03743222	= megajoules per cubic metre (MJ/m3 ) (@ 101.325 kPaa,
60°F)		15°C)
$/Mcf (1,000 Btu gas)	x 0.9482133	= dollars per gigajoule ($/GJ)
$/Mcf (@ 14.65 psia, 60°F) Alta.	x 35.49373	= $/10[3] m3 (@ 101.325 kPaa, 15°C)
$/Mcf (@ 15.025 psia, 60°F), B.C.	x 34.607860	= $/10[3] m3 (@ 101.325 kPaa, 15°C)
feet (ft)	x 0.3048	= metres (m)
miles (mi)	x 1.609344	= kilometres (km)
$/bbl	x 6.29287	= $/m3 (average for 30°-50° API)
GOR (scf/bbl)	x 0.177295	= gas/oil ratio (GOR) (m3 /m3 )
horsepower	x 0.7456999	= kilowatts (kW)
psi	x 6.894757	= kilopascals (kPa)
long tons (LT)	x 1.016047	= tonnes (t)
pounds (lb)	x 0.453592	= kilograms (kg)
gallons (Imperial)	x 4.54609	= litres (L) (.001 m3 )
gallons (U.S.)	x 3.785412	= litres (L) (.001 m3 )
barrels per million cubic feet (bbl/MMcf) (@ 14.65 psia) (C3 )	x 5.6339198	= cubic metres per million cubic metres (m3 /10[6] m3 )
bbl/MMcf (C 4)	x 5.6367593	= (m3 /10[6] m3 )
bbl/MMcf (C 5+)	x 5.6403087	= (m3 /10[6] m3 )
LT/MMcf (sulphur)	x 36.063298	= tonnes per million cubic metres (t/10[6] m3 )
gallons (Imperial) per thousand cubic feet (gal (Imp)/Mcf) (C 5+)	x 161.3577	= millilitres per cubic meter (mL/m3 )
gallons (U.S.) per thousand cubic feet (gal (U.S.)/Mcf) (C5+ )	x 134.3584	= (mL/m3 )
degrees Rankine (°R)	x 0.555556	= Kelvin (K)
centipoises	x 1.0	= millipascal seconds (mPa . s)